TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-1

Report of independent registered public accounting firm

To the Board of Directors of TIAA-CREF Life Insurance Company and the Contract Owners of TIAA-CREF Life Separate Account VLI-2

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 indicated in the table below as of December 31, 2020, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 as of December 31, 2020, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

TIAA-CREF Life Balanced	M International Equity Fund

TIAA-CREF Life Core Bond	M Large Cap Growth Fund

TIAA-CREF Life Growth Equity	M Large Cap Value Fund

TIAA-CREF Life Growth & Income	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class

TIAA-CREF Life International Equity	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class

TIAA-CREF Life Large-Cap Value	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class

TIAA-CREF Life Money Market	PIMCO VIT Real Return Portfolio—Institutional Class

TIAA-CREF Life Real Estate Securities	PIMCO VIT Total Return Portfolio—Institutional Class

TIAA-CREF Life Small-Cap Equity	PVC Equity Income Account—Class 1

TIAA-CREF Life Social Choice Equity	PVC MidCap Account—Class 1

TIAA-CREF Life Stock Index	Prudential Series Fund—Natural Resources Portfolio – Class II

Delaware VIP Diversified Income Series—Standard Class	T. Rowe Price Health Sciences Portfolio I

Delaware VIP Small Cap Value Series—Standard Class	T. Rowe Price Limited-Term Bond Portfolio

DFA VA Equity Allocation Portfolio	Templeton Developing Markets VIP Fund—Class 1

DFA VA Global Bond Portfolio	Vanguard VIF Capital Growth Portfolio

DFA VA Global Moderate Allocation Portfolio	Vanguard VIF Equity Index Portfolio

DFA VA International Small Portfolio	Vanguard VIF High Yield Bond Portfolio

DFA VA International Value Portfolio	Vanguard VIF Mid-Cap Index Portfolio

DFA VA Short-Term Fixed Portfolio	Vanguard VIF Real Estate Index Portfolio

DFA VA US Large Value Portfolio	Vanguard VIF Small Company Growth Portfolio

DFA VA US Targeted Value Portfolio	Vanguard VIF Total Bond Market Index Portfolio

DFA VIT Inflation Protected Securities Portfolio	Voya Russell Large Cap Growth Index Portfolio—Class I

John Hancock Emerging Markets Value Trust	VY Clarion Global Real Estate Portfolio—Class I

M Capital Appreciation Fund

Basis for Opinions

These financial statements are the responsibility of the TIAA-CREF Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 23, 2021

We have served as the auditor of one or more of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 since 2012.

B-2	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

Statements of assets and liabilities

TIAA Separate Account VLI-2  ∎  December 31, 2020

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Core Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

ASSETS

Investments, at value	$1,615,880	$2,692,523	$8,537,464	$3,396,569	$6,177,313

Total assets	$1,615,880	$2,692,523	$8,537,464	$3,396,569	$6,177,313

NET ASSETS—Accumulation fund	$1,615,880	$2,692,523	$8,537,464	$3,396,569	$6,177,313

Investments, at cost	$1,446,129	$2,510,240	$6,917,964	$2,559,569	$5,519,488

Shares held in corresponding Funds	119,077	242,570	390,195	158,718	669,991

UNIT VALUE	$41.30	$34.85	$108.25	$77.12	$46.41

Statements of operations

TIAA Separate Account VLI-2  ∎  For the year ended December 31, 2020

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Core Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

INVESTMENT INCOME

Dividends	$29,384	$70,568	$24,884	$37,171	$88,709

Net investment income (loss)	29,384	70,568	24,884	37,171	88,709

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	9,441	18,062	1,182,902	50,754	157,577

Capital gain distributions	37,178	—	563,959	127,729	—

Net realized gain (loss)	46,619	18,062	1,746,861	178,483	157,577

Net change in unrealized appreciation (depreciation) on investments	123,445	97,129	810,821	374,135	607,843

Net realized and unrealized gain (loss) on investments	170,064	115,191	2,557,682	552,618	765,420

Net increase (decrease) in net assets from operations	$199,448	$185,759	$2,582,566	$589,789	$854,129

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-3

Statements of assets and liabilities TIAA Separate Account VLI-2 ∎ December 31, 2020

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

ASSETS

Investments, at value	$1,032,913	$9,044,714	$717,094	$1,730,220	$528,562

Total assets	$1,032,913	$9,044,714	$717,094	$1,730,220	$528,562

NET ASSETS—Accumulation fund	$1,032,913	$9,044,714	$717,094	$1,730,220	$528,562

Investments, at cost	$967,549	$9,044,714	$678,557	$1,594,034	$440,409

Shares held in corresponding Funds	67,955	9,044,714	49,353	122,624	28,311

UNIT VALUE	$56.14	$26.34	$52.49	$64.73	$76.14

Statements of operations

TIAA Separate Account VLI-2  ∎  For the year ended December 31, 2020

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

INVESTMENT INCOME

Dividends	$18,659	$30,909	$15,532	$12,057	$6,942

Net investment income (loss)	18,659	30,909	15,532	12,057	6,942

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(8,783)	—	6,242	(53,408)	1,450

Capital gain distributions	—	—	37,428	54,337	27,063

Net realized gain (loss)	(8,783)	—	43,670	929	28,513

Net change in unrealized appreciation (depreciation) on investments	8,876	—	(44,104)	196,539	60,694

Net realized and unrealized gain (loss) on investments	93	—	(434)	197,468	89,207

Net increase (decrease) in net assets from operations	$18,752	$30,909	$15,098	$209,525	$96,149

B-4	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	TIAA-CREF Life Stock Index Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account	DFA VA Global Bond Portfolio Sub-Account

ASSETS

Investments, at value	$24,486,334	$5,207,857	$2,881,650	$1,379,682	$1,790,827

Total assets	$24,486,334	$5,207,857	$2,881,650	$1,379,682	$1,790,827

NET ASSETS—Accumulation fund	$24,486,334	$5,207,857	$2,881,650	$1,379,682	$1,790,827

Investments, at cost	$17,985,284	$4,724,148	$2,967,651	$1,122,926	$1,790,434

Shares held in corresponding Funds	739,099	450,507	84,357	106,952	168,469

UNIT VALUE	$79.44	$32.39	$52.50	$34.98	$29.90

	TIAA-CREF Life Stock Index Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account	DFA VA Global Bond Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$383,305	$127,699	$32,745	$21,010	$466

Net investment income (loss)	383,305	127,699	32,745	21,010	466

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	2,239,105	32,759	(94,640)	4,737	(9,179)

Capital gain distributions	100,872	—	142,054	3,186	—

Net realized gain (loss)	2,339,977	32,759	47,414	7,923	(9,179)

Net change in unrealized appreciation (depreciation) on investments	1,716,850	326,389	(146,380)	184,057	31,613

Net realized and unrealized gain (loss) on investments	4,056,827	359,148	(98,966)	191,980	22,434

Net increase (decrease) in net assets from operations	$4,440,132	$486,847	$(66,221)	$212,990	$22,900

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-5

Statements of assets and liabilities TIAA Separate Account VLI-2 ∎ December 31, 2020

	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account

ASSETS

Investments, at value	$10,815,445	$5,657,222	$7,229,345	$1,214,929	$9,043,736

Total assets	$10,815,445	$5,657,222	$7,229,345	$1,214,929	$9,043,736

NET ASSETS—Accumulation fund	$10,815,445	$5,657,222	$7,229,345	$1,214,929	$9,043,736

Investments, at cost	$8,764,554	$5,200,616	$7,264,373	$1,220,437	$8,420,687

Shares held in corresponding Funds	746,408	428,253	613,697	119,111	341,016

UNIT VALUE	$39.67	$49.99	$36.98	$26.95	$62.40

Statements of operations

TIAA Separate Account VLI-2  ∎  For the year ended December 31, 2020

	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$112,471	$105,249	$157,344	$7,193	$183,520

Net investment income (loss)	112,471	105,249	157,344	7,193	183,520

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	116,801	(34,897)	(187,735)	1,414	121,923

Capital gain distributions	121,637	92,705	—	—	—

Net realized gain (loss)	238,438	57,808	(187,735)	1,414	121,923

Net change in unrealized appreciation (depreciation) on investments	777,555	373,856	(80,458)	(1,391)	(369,831)

Net realized and unrealized gain (loss) on investments	1,015,993	431,664	(268,193)	23	(247,908)

Net increase (decrease) in net assets from operations	$1,128,464	$536,913	$(110,849)	$7,216	$(64,388)

B-6	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	DFA VA US Targeted Value Portfolio Sub-Account	DFA VIT Inflation Protected Securities Portfolio Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	M Capital Appreciation Fund Sub-Account	M International Equity Fund Sub-Account

ASSETS

Investments, at value	$3,677,603	$290,351	$2,822,503	$5,663,130	$8,006,694

Total assets	$3,677,603	$290,351	$2,822,503	$5,663,130	$8,006,694

NET ASSETS—Accumulation fund	$3,677,603	$290,351	$2,822,503	$5,663,130	$8,006,694

Investments, at cost	$3,477,505	$260,784	$2,718,915	$4,485,220	$7,079,135

Shares held in corresponding Funds	199,761	25,672	292,185	196,842	600,652

UNIT VALUE	$57.91	$30.50	$32.06	$70.75	$35.72

	DFA VA US Targeted Value Portfolio Sub-Account	DFA VIT Inflation Protected Securities Portfolio Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	M Capital Appreciation Fund Sub-Account	M International Equity Fund Sub-Account

INVESTMENT INCOME

Dividends	$55,407	$3,060	$58,736	$—	$115,187

Net investment income (loss)	55,407	3,060	58,736	—	115,187

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(35,838)	1,846	(32,488)	(783,957)	(32,890)

Capital gain distributions	—	1,615	—	117,692	—

Net realized gain (loss)	(35,838)	3,461	(32,488)	(666,265)	(32,890)

Net change in unrealized appreciation (depreciation) on investments	236,016	24,624	132,632	1,513,354	707,944

Net realized and unrealized gain (loss) on investments	200,178	28,085	100,144	847,089	675,054

Net increase (decrease) in net assets from operations	$255,585	$31,145	$158,880	$847,089	$790,241

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-7

Statements of assets and liabilities TIAA Separate Account VLI-2 ∎ December 31, 2020

	M Large Cap Growth Fund Sub-Account	M Large Cap Value Fund Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account

ASSETS

Investments, at value	$7,417,098	$3,360,617	$838,108	$299,888	$443,819

Total assets	$7,417,098	$3,360,617	$838,108	$299,888	$443,819

NET ASSETS—Accumulation fund	$7,417,098	$3,360,617	$838,108	$299,888	$443,819

Investments, at cost	$5,941,202	$3,447,505	$910,202	$279,088	$427,638

Shares held in corresponding Funds	221,538	279,585	54,423	22,313	36,408

UNIT VALUE	$92.60	$50.00	$48.02	$33.57	$29.92

Statements of operations

TIAA Separate Account VLI-2  ∎  For the year ended December 31, 2020

	M Large Cap Growth Fund Sub-Account	M Large Cap Value Fund Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account

INVESTMENT INCOME

Dividends	$—	$60,300	$8,493	$12,717	$10,569

Net investment income (loss)	—	60,300	8,493	12,717	10,569

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	421,362	(77,899)	(17,318)	14,385	(255)

Capital gain distributions	836,510	32,471	—	—	—

Net realized gain (loss)	1,257,872	(45,428)	(17,318)	14,385	(255)

Net change in unrealized appreciation (depreciation) on investments	459,451	(119,026)	10,027	(3,199)	30,361

Net realized and unrealized gain (loss) on investments	1,717,323	(164,454)	(7,291)	11,186	30,106

Net increase (decrease) in net assets from operations	$1,717,323	$(104,154)	$1,202	$23,903	$40,675

B-8	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account—Class 1 Sub-Account	PVC MidCap Account—Class 1 Sub-Account	Prudential Series Fund— Natural Resources Portfolio-Class II Sub-Account

ASSETS

Investments, at value	$841,086	$3,998,882	$4,469,974	$581,612	$360,650

Total assets	$841,086	$3,998,882	$4,469,974	$581,612	$360,650

NET ASSETS—Accumulation fund	$841,086	$3,998,882	$4,469,974	$581,612	$360,650

Investments, at cost	$749,817	$3,767,217	$3,860,336	$507,737	$306,575

Shares held in corresponding Funds	60,423	345,029	156,621	9,132	13,760

UNIT VALUE	$31.33	$34.58	$65.37	$89.11	$18.18

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account—Class 1 Sub-Account	PVC MidCap Account—Class 1 Sub-Account	Prudential Series Fund— Natural Resources Portfolio—Class II Sub-Account

INVESTMENT INCOME

Dividends	$12,677	$81,570	$76,488	$3,612	$—

Net investment income (loss)	12,677	81,570	76,488	3,612	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	5,530	14,128	54,244	2,473	(9,392)

Capital gain distributions	—	38,551	111,549	48,170	—

Net realized gain (loss)	5,530	52,679	165,793	50,643	(9,392)

Net change in unrealized appreciation (depreciation) on investments	71,652	154,642	117,695	36,188	58,267

Net realized and unrealized gain (loss) on investments	77,182	207,321	283,488	86,831	48,875

Net increase (decrease) in net assets from operations	$89,859	$288,891	$359,976	$90,443	$48,875

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-9

Statements of assets and liabilities TIAA Separate Account VLI-2 ∎ December 31, 2020

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account

ASSETS

Investments, at value	$1,420,452	$810,921	$3,909,749	$7,817,487	$39,516,021

Total assets	$1,420,452	$810,921	$3,909,749	$7,817,487	$39,516,021

NET ASSETS—Accumulation fund	$1,420,452	$810,921	$3,909,749	$7,817,487	$39,516,021

Investments, at cost	$1,075,242	$785,190	$2,979,403	$5,837,584	$29,435,176

Shares held in corresponding Funds	23,271	162,184	333,312	172,915	735,045

UNIT VALUE	$54.86	$28.95	$39.36	$93.36	$72.61

Statements of operations

TIAA Separate Account VLI-2  ∎  For the year ended December 31, 2020

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$—	$15,353	$126,231	$100,385	$567,231

Net investment income (loss)	—	15,353	126,231	100,385	567,231

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	31,884	(547)	76,231	481,631	1,032,253

Capital gain distributions	78,215	—	74,352	213,728	665,427

Net realized gain (loss)	110,099	(547)	150,583	695,359	1,697,680

Net change in unrealized appreciation (depreciation) on investments	217,148	20,011	315,345	411,439	3,947,853

Net realized and unrealized gain (loss) on investments	327,247	19,464	465,928	1,106,798	5,645,533

Net increase (decrease) in net assets from operations	$327,247	$34,817	$592,159	$1,207,183	$6,212,764

B-10	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account

ASSETS

Investments, at value	$2,300,050	$9,394,361	$2,933,739	$5,550,367

Total assets	$2,300,050	$9,394,361	$2,933,739	$5,550,367

NET ASSETS—Accumulation fund	$2,300,050	$9,394,361	$2,933,739	$5,550,367

Investments, at cost	$2,189,770	$7,883,410	$2,961,633	$4,527,042

Shares held in corresponding Funds	283,257	364,546	236,021	226,638

UNIT VALUE	$ 41.08	$71.57	$45.75	$77.97

	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$127,064	$104,287	$65,956	$29,677

Net investment income (loss)	127,064	104,287	65,956	29,677

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(14,455)	50,566	(43,451)	(326,169)

Capital gain distributions	—	390,471	41,476	428,865

Net realized gain (loss)	(14,455)	441,037	(1,975)	102,696

Net change in unrealized appreciation (depreciation) on investments	4,882	862,473	(203,683)	977,206

Net realized and unrealized gain (loss) on investments	(9,573)	1,303,510	(205,658)	1,079,902

Net increase (decrease) in net assets from operations	$117,491	$1,407,797	$(139,702)	$1,109,579

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-11

Statements of assets and liabilities TIAA Separate Account VLI-2 ∎ December 31, 2020	concluded

	Vanguard VIF Total Bond Market Index Portfolio Sub-Account	Voya Russell Large Cap Growth Index Portfolio—Class I Sub-Account	VY Clarion Global Real Estate Portfolio—Class I Sub-Account

ASSETS

Investments, at value	$10,651,151	$4,559,729	$188,595

Total assets	$10,651,151	$4,559,729	$188,595

NET ASSETS—Accumulation fund	$10,651,151	$4,559,729	$188,595

Investments, at cost	$9,865,877	$3,254,893	$203,011

Shares held in corresponding Funds	831,472	81,062	17,876

UNIT VALUE	$33.01	$104.57	$39.00

Statements of operations

TIAA Separate Account VLI-2  ∎  For the year ended December 31, 2020

	Vanguard VIF Total Bond Market Index Portfolio Sub-Account	Voya Russell Large Cap Growth Index Portfolio—Class I Sub-Account	VY Clarion Global Real Estate Portfolio—Class I Sub-Account

INVESTMENT INCOME

Dividends	$249,096	$14,070	$10,579

Net investment income (loss)	249,096	14,070	10,579

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	61,903	48,891	(1,914)

Capital gain distributions	—	102,469	14,747

Net realized gain (loss)	61,903	151,360	12,833

Net change in unrealized appreciation (depreciation) on investments	425,376	779,549	(31,386)

Net realized and unrealized gain (loss) on investments	487,279	930,909	(18,553)

Net increase (decrease) in net assets from operations	$736,375	$944,979	$(7,974)

B-12	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-2  ∎  For the year ended

	TIAA-CREF Life Balanced Sub-Account		TIAA-CREF Life Core Bond Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$29,384	$32,333	$70,568	$67,588

Net realized gain (loss)	46,619	146,977	18,062	5,483

Net change in unrealized appreciation (depreciation) on investments	123,445	54,523	97,129	109,088

Net increase (decrease) in net assets from operations	199,448	233,833	185,759	182,159

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	124,294	2,217,707	280,228	248,684

Net contractowner transfers	(20,736)	(1,982,937)	59,320	804,237

Withdrawals and death benefits (b)	(313,787)	(135,973)	(283,223)	(176,662)

Net increase (decrease) in net assets resulting from contractowner transactions	(210,229)	98,797	56,325	876,259

Net increase (decrease) in net assets	(10,781)	332,630	242,084	1,058,418

NET ASSETS

Beginning of period	1,626,661	1,294,031	2,450,439	1,392,021

End of period	$1,615,880	$1,626,661	$2,692,523	$2,450,439

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	44,959	42,494	75,828	47,157

Units purchased	3,335	65,875	8,404	7,941

Units sold/transferred	(9,173)	(63,410)	(6,982)	20,730

End of period	39,121	44,959	77,250	75,828

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-13

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	TIAA-CREF Life Growth Equity Sub-Account		TIAA-CREF Life Growth & Income Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$24,884	$29,000	$37,171	$26,131

Net realized gain (loss)	1,746,861	808,966	178,483	186,476

Net change in unrealized appreciation (depreciation) on investments	810,821	762,601	374,135	457,671

Net increase (decrease) in net assets from operations	2,582,566	1,600,567	589,789	670,278

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	437,288	681,576	135,440	118,082

Net contractowner transfers	(1,783,560)	1,767,358	(137,745)	67,007

Withdrawals and death benefits (b)	(509,092)	(578,181)	(141,138)	(104,427)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,855,364)	1,870,753	(143,443)	80,662

Net increase (decrease) in net assets	727,202	3,471,320	446,346	750,940

NET ASSETS

Beginning of period	7,810,262	4,338,942	2,950,223	2,199,283

End of period	$8,537,464	$7,810,262	$3,396,569	$2,950,223

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	103,869	75,434	46,074	44,685

Units purchased	5,110	10,214	2,365	2,086

Units sold/transferred	(30,113)	18,221	(4,397)	(697)

End of period	78,866	103,869	44,042	46,074

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-14	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	TIAA-CREF Life International Equity Sub-Account		TIAA-CREF Life Large-Cap Value Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$88,709	$102,392	$18,659	$17,352

Net realized gain (loss)	157,577	238,001	(8,783)	58,858

Net change in unrealized appreciation (depreciation) on investments	607,843	609,303	8,876	158,235

Net increase (decrease) in net assets from operations	854,129	949,696	18,752	234,445

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	566,567	473,585	51,004	142,865

Net contractowner transfers	(264,972)	609,782	(127,521)	97,662

Withdrawals and death benefits (b)	(489,600)	(263,282)	(105,314)	(71,219)

Net increase (decrease) in net assets resulting from contractowner transactions	(188,005)	820,085	(181,831)	169,308

Net increase (decrease) in net assets	666,124	1,769,781	(163,079)	403,753

NET ASSETS

Beginning of period	5,511,189	3,741,408	1,195,992	792,239

End of period	$6,177,313	$5,511,189	$1,032,913	$1,195,992

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	136,977	114,445	22,159	18,885

Units purchased	14,316	13,025	1,051	2,883

Units sold/transferred	(18,181)	9,507	(4,809)	391

End of period	133,112	136,977	18,400	22,159

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-15

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	TIAA-CREF Life Money Market Sub-Account		TIAA-CREF Life Real Estate Securities Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$30,909	$154,792	$15,532	$12,089

Net realized gain (loss)	—	—	43,670	12,008

Net change in unrealized appreciation (depreciation) on investments	—	—	(44,104)	115,552

Net increase (decrease) in net assets from operations	30,909	154,792	15,098	139,649

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,243,318	12,105,976	64,083	88,047

Net contractowner transfers	3,916,040	(14,767,790)	30,174	86,882

Withdrawals and death benefits (b)	(950,200)	(2,627,966)	(53,629)	(49,199)

Net increase (decrease) in net assets resulting from contractowner transactions	4,209,158	(5,289,780)	40,628	125,730

Net increase (decrease) in net assets	4,240,067	(5,134,988)	55,726	265,379

NET ASSETS

Beginning of period	4,804,647	9,939,635	661,368	395,989

End of period	$9,044,714	$4,804,647	$717,094	$661,368

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	183,143	386,783	12,759	10,033

Units purchased	47,211	467,489	1,328	1,853

Units sold/transferred	113,001	(671,129)	(427)	873

End of period	343,354	183,143	13,660	12,759

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-16	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	TIAA-CREF Life Small Cap Equity Sub-Account		TIAA-CREF Life Social Choice Equity Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$12,057	$8,036	$6,942	$5,356

Net realized gain (loss)	929	143,284	28,513	51,706

Net change in unrealized appreciation (depreciation) on investments	196,539	146,446	60,694	28,908

Net increase (decrease) in net assets from operations	209,525	297,766	96,149	85,970

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	186,690	190,394	59,302	54,267

Net contractowner transfers	(165,621)	164,887	12,353	589

Withdrawals and death benefits (b)	(76,945)	(120,511)	(13,042)	(27,181)

Net increase (decrease) in net assets resulting from contractowner transactions	(55,876)	234,770	58,613	27,675

Net increase (decrease) in net assets	153,649	532,536	154,762	113,645

NET ASSETS

Beginning of period	1,576,571	1,044,035	373,800	260,155

End of period	$1,730,220	$1,576,571	$528,562	$373,800

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	27,475	22,511	5,914	5,408

Units purchased	3,844	3,547	1,026	981

Units sold/transferred	(4,588)	1,417	2	(475)

End of period	26,731	27,475	6,942	5,914

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-17

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	TIAA-CREF Life Stock Index Sub-Account		Delaware VIP Diversified Income Series-Standard Class Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$383,305	$325,132	$127,699	$103,215

Net realized gain (loss)	2,339,977	488,593	32,759	2,317

Net change in unrealized appreciation (depreciation) on investments	1,716,850	3,952,085	326,389	247,581

Net increase (decrease) in net assets from operations	4,440,132	4,765,810	486,847	353,113

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,738,373	2,192,753	498,592	677,249

Net contractowner transfers	(1,742,530)	2,149,037	250,470	427,332

Withdrawals and death benefits (b)	(1,705,089)	(1,375,663)	(399,914)	(279,364)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,709,246)	2,966,127	349,148	825,217

Net increase (decrease) in net assets	2,730,886	7,731,937	835,995	1,178,330

NET ASSETS

Beginning of period	21,755,448	14,023,511	4,371,862	3,193,532

End of period	$24,486,334	$21,755,448	$5,207,857	$4,371,862

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	330,710	278,863	149,876	120,904

Units purchased	26,792	37,306	16,167	23,747

Units sold/transferred	(49,275)	14,541	(5,253)	5,225

End of period	308,227	330,710	160,790	149,876

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-18	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Delaware VIP Small Cap Value Series- Standard Class Sub-Account		DFA VA Equity Allocation Portfolio Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$32,745	$27,910	$21,010	$17,987

Net realized gain (loss)	47,414	245,101	7,923	7,539

Net change in unrealized appreciation (depreciation) on investments	(146,380)	362,095	184,057	88,739

Net increase (decrease) in net assets from operations	(66,221)	635,106	212,990	114,265

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	246,058	230,261	159,949	263,689

Net contractowner transfers	(2,627)	116,577	1,102	594,325

Withdrawals and death benefits (b)	(266,599)	(234,547)	(39,919)	(33,113)

Net increase (decrease) in net assets resulting from contractowner transactions	(23,168)	112,291	121,132	824,901

Net increase (decrease) in net assets	(89,389)	747,397	334,122	939,166

NET ASSETS

Beginning of period	2,971,039	2,223,642	1,045,560	106,394

End of period	$2,881,650	$2,971,039	$1,379,682	$1,045,560

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	55,512	53,239	33,525	4,295

Units purchased	5,689	4,693	6,485	9,233

Units sold/transferred	(6,315)	(2,420)	(567)	19,997

End of period	54,886	55,512	39,443	33,525

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-19

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	DFA VA Global Bond Portfolio Sub-Account		DFA VA Global Moderate Allocation Portfolio Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$466	$39,332	$112,471	$220,514

Net realized gain (loss)	(9,179)	(4,885)	238,438	199,439

Net change in unrealized appreciation (depreciation) on investments	31,613	25,166	777,555	1,166,335

Net increase (decrease) in net assets from operations	22,900	59,613	1,128,464	1,586,288

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	125,407	89,270	454,043	393,827

Net contractowner transfers	150,903	130,548	(18)	264,382

Withdrawals and death benefits (b)	(83,246)	(83,910)	(750,054)	(1,044,241)

Net increase (decrease) in net assets resulting from contractowner transactions	193,064	135,908	(296,029)	(386,032)

Net increase (decrease) in net assets	215,964	195,521	832,435	1,200,256

NET ASSETS

Beginning of period	1,574,863	1,379,342	9,983,010	8,782,754

End of period	$1,790,827	$1,574,863	$10,815,445	$9,983,010

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	53,433	48,758	280,084	291,071

Units purchased	4,218	3,062	14,204	11,991

Units sold/transferred	2,236	1,613	(21,631)	(22,978)

End of period	59,887	53,433	272,658	280,084

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-20	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	DFA VA International Small Portfolio Sub-Account		DFA VA International Value Portfolio Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$105,249	$121,379	$157,344	$236,943

Net realized gain (loss)	57,808	53,802	(187,735)	(13,293)

Net change in unrealized appreciation (depreciation) on investments	373,856	724,301	(80,458)	658,275

Net increase (decrease) in net assets from operations	536,913	899,482	(110,849)	881,925

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	440,679	388,935	572,093	612,826

Net contractowner transfers	189,623	240,672	48,439	836,531

Withdrawals and death benefits (b)	(344,931)	(282,845)	(329,388)	(347,482)

Net increase (decrease) in net assets resulting from contractowner transactions	285,371	346,762	291,144	1,101,875

Net increase (decrease) in net assets	822,284	1,246,244	180,295	1,983,800

NET ASSETS

Beginning of period	4,834,938	3,588,694	7,049,050	5,065,250

End of period	$5,657,222	$4,834,938	$7,229,345	$7,049,050

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	105,828	97,322	187,243	155,885

Units purchased	11,034	9,463	18,368	17,271

Units sold/transferred	(3,690)	(957)	(10,129)	14,087

End of period	113,172	105,828	195,482	187,243

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-21

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	DFA VA Short-Term Fixed Portfolio Sub-Account		DFA VA US Large Value Portfolio Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$7,193	$25,193	$183,520	$180,583

Net realized gain (loss)	1,414	1,285	121,923	149,144

Net change in unrealized appreciation (depreciation) on investments	(1,391)	(1,589)	(369,831)	1,482,743

Net increase (decrease) in net assets from operations	7,216	24,889	(64,388)	1,812,470

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	99,129	98,349	799,787	706,101

Net contractowner transfers	65,330	137,667	(162,481)	307,068

Withdrawals and death benefits (b)	(71,103)	(47,921)	(594,525)	(558,311)

Net increase (decrease) in net assets resulting from contractowner transactions	93,356	188,095	42,781	454,858

Net increase (decrease) in net assets	100,572	212,984	(21,607)	2,267,328

NET ASSETS

Beginning of period	1,114,357	901,373	9,065,343	6,798,015

End of period	$1,214,929	$1,114,357	$9,043,736	$9,065,343

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	41,596	34,492	143,277	135,145

Units purchased	3,682	3,706	14,769	12,305

Units sold/transferred	(197)	3,398	(13,118)	(4,173)

End of period	45,081	41,596	144,928	143,277

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-22	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	DFA VA US Targeted Value Portfolio Sub-Account		DFA VIT Inflation Protected Securities Portfolio Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$55,407	$42,535	$3,060	$4,166

Net realized gain (loss)	(35,838)	61,810	3,461	428

Net change in unrealized appreciation (depreciation) on investments	236,016	437,085	24,624	5,416

Net increase (decrease) in net assets from operations	255,585	541,430	31,145	10,010

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	251,347	239,374	14,549	12,074

Net contractowner transfers	229,893	156,688	(493)	231,443

Withdrawals and death benefits (b)	(144,813)	(131,279)	(17,760)	(12,257)

Net increase (decrease) in net assets resulting from contractowner transactions	336,427	264,783	(3,704)	231,260

Net increase (decrease) in net assets	592,012	806,213	27,441	241,270

NET ASSETS

Beginning of period	3,085,591	2,279,378	262,910	21,640

End of period	$3,677,603	$3,085,591	$290,351	$262,910

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	55,409	50,165	9,629	860

Units purchased	5,666	4,620	516	448

Units sold/transferred	2,435	624	(627)	8,321

End of period	63,510	55,409	9,519	9,629

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-23

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	John Hancock Emerging Markets Value Trust Sub-Account		M Capital Appreciation Fund Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$58,736	$76,658	$—	$19,552

Net realized gain (loss)	(32,488)	18,538	(666,265)	368,155

Net change in unrealized appreciation (depreciation) on investments	132,632	161,905	1,513,354	906,131

Net increase (decrease) in net assets from operations	158,880	257,101	847,089	1,293,838

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	226,939	240,394	355,367	521,866

Net contractowner transfers	(74,982)	146,309	(1,452,592)	1,211,217

Withdrawals and death benefits (b)	(149,744)	(133,828)	(315,252)	(516,817)

Net increase (decrease) in net assets resulting from contractowner transactions	2,213	252,875	(1,412,477)	1,216,266

Net increase (decrease) in net assets	161,093	509,976	(565,388)	2,510,104

NET ASSETS

Beginning of period	2,661,410	2,151,434	6,228,518	3,718,414

End of period	$2,822,503	$2,661,410	$5,663,130	$6,228,518

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	86,115	77,196	103,641	79,725

Units purchased	9,382	8,437	6,588	9,792

Units sold/transferred	(7,448)	482	(30,185)	14,124

End of period	88,049	86,115	80,044	103,641

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-24	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	M International Equity Fund Sub-Account		M Large Cap Growth Fund Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$115,187	$169,095	$—	$—

Net realized gain (loss)	(32,890)	(26,180)	1,257,872	410,357

Net change in unrealized appreciation (depreciation) on investments	707,944	917,230	459,451	1,258,612

Net increase (decrease) in net assets from operations	790,241	1,060,145	1,717,323	1,668,969

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	554,022	493,782	526,816	471,561

Net contractowner transfers	556,733	245,141	(571,145)	(147,071)

Withdrawals and death benefits (b)	(345,251)	(411,202)	(453,938)	(437,686)

Net increase (decrease) in net assets resulting from contractowner transactions	765,504	327,721	(498,267)	(113,196)

Net increase (decrease) in net assets	1,555,745	1,387,866	1,219,056	1,555,773

NET ASSETS

Beginning of period	6,450,949	5,063,083	6,198,042	4,642,269

End of period	$8,006,694	$6,450,949	$7,417,098	$6,198,042

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	196,659	185,721	86,272	87,939

Units purchased	19,031	16,291	6,759	7,451

Units sold/transferred	8,455	(5,353)	(12,933)	(9,118)

End of period	224,144	196,659	80,098	86,272

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-25

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	M Large Cap Value Fund Sub-Account		Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$60,300	$52,938	$8,493	$4,960

Net realized gain (loss)	(45,428)	56,800	(17,318)	84,548

Net change in unrealized appreciation (depreciation) on investments	(119,026)	472,584	10,027	(2,062)

Net increase (decrease) in net assets from operations	(104,154)	582,322	1,202	87,446

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	279,330	292,748	72,887	112,002

Net contractowner transfers	215,347	(192,592)	52,134	112,901

Withdrawals and death benefits (b)	(212,020)	(275,425)	(61,832)	(38,078)

Net increase (decrease) in net assets resulting from contractowner transactions	282,657	(175,269)	63,189	186,825

Net increase (decrease) in net assets	178,503	407,053	64,391	274,271

NET ASSETS

Beginning of period	3,182,114	2,775,061	773,717	499,446

End of period	$3,360,617	$3,182,114	$838,108	$773,717

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	61,631	65,312	15,689	11,823

Units purchased	6,187	6,074	1,815	2,386

Units sold/transferred	(604)	(9,755)	(52)	1,480

End of period	67,214	61,631	17,452	15,689

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-26	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account		PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)-Institutional Class Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$12,717	$22,436	$10,569	$10,591

Net realized gain (loss)	14,385	(666)	(255)	(740)

Net change in unrealized appreciation (depreciation) on investments	(3,199)	43,911	30,361	14,777

Net increase (decrease) in net assets from operations	23,903	65,681	40,675	24,628

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	38,316	94,775	7,566	13,164

Net contractowner transfers	(268,118)	(3,499)	8,137	(4,815)

Withdrawals and death benefits (b)	(21,517)	(35,065)	(24,024)	(17,770)

Net increase (decrease) in net assets resulting from contractowner transactions	(251,319)	56,211	(8,321)	(9,421)

Net increase (decrease) in net assets	(227,416)	121,892	32,354	15,207

NET ASSETS

Beginning of period	527,304	405,412	411,465	396,258

End of period	$299,888	$527,304	$443,819	$411,465

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	16,789	14,837	15,169	15,527

Units purchased	1,232	3,247	275	497

Units sold/transferred	(9,085)	(1,295)	(607)	(855)

End of period	8,936	16,789	14,837	15,169

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-27

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	PIMCO VIT Real Return Portfolio-Institutional Class Sub-Account		PIMCO VIT Total Return Portfolio- Institutional Class Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$12,677	$13,566	$81,570	$99,811

Net realized gain (loss)	5,530	1,297	52,679	(15,057)

Net change in unrealized appreciation (depreciation) on investments	71,652	46,070	154,642	171,405

Net increase (decrease) in net assets from operations	89,859	60,933	288,891	256,159

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	104,760	124,422	347,489	283,724

Net contractowner transfers	(6,442)	(94,869)	509,168	(83,099)

Withdrawals and death benefits (b)	(73,216)	(68,633)	(408,195)	(247,434)

Net increase (decrease) in net assets resulting from contractowner transactions	25,102	(39,080)	448,462	(46,809)

Net increase (decrease) in net assets	114,961	21,853	737,353	209,350

NET ASSETS

Beginning of period	726,125	704,272	3,261,529	3,052,179

End of period	$841,086	$726,125	$3,998,882	$3,261,529

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	25,933	27,315	102,636	104,228

Units purchased	3,570	4,594	10,505	9,189

Units sold/transferred	(2,654)	(5,976)	2,509	(10,781)

End of period	26,849	25,933	115,649	102,636

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-28	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	PVC Equity Income Account-Class 1 Sub-Account		PVC MidCap Account-Class 1 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$76,488	$61,661	$3,612	$1,293

Net realized gain (loss)	165,793	111,702	50,643	67,523

Net change in unrealized appreciation (depreciation) on investments	117,695	580,011	36,188	87,041

Net increase (decrease) in net assets from operations	359,976	753,374	90,443	155,857

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	248,135	363,820	7,725	12,465

Net contractowner transfers	539,987	313,888	(539)	(2,338)

Withdrawals and death benefits (b)	(289,343)	(170,238)	(28,080)	(17,698)

Net increase (decrease) in net assets resulting from contractowner transactions	498,779	507,470	(20,894)	(7,571)

Net increase (decrease) in net assets	858,755	1,260,844	69,549	148,286

NET ASSETS

Beginning of period	3,611,219	2,350,375	512,063	363,777

End of period	$4,469,974	$3,611,219	$581,612	$512,063

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	58,794	49,396	6,800	6,913

Units purchased	4,454	6,660	112	187

Units sold/transferred	5,129	2,738	(385)	(300)

End of period	68,377	58,794	6,527	6,800

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-29

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	Prudential Series Fund-Natural Resources Portfolio-Class II Sub-Account		T. Rowe Price® Health Sciences Portfolio I Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$—	$—	$—	$—

Net realized gain (loss)	(9,392)	(7,671)	110,099	101,730

Net change in unrealized appreciation (depreciation) on investments	58,267	34,496	217,148	169,486

Net increase (decrease) in net assets from operations	48,875	26,825	327,247	271,216

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	47,670	76,477	83,811	78,177

Net contractowner transfers	(26,792)	11,686	(52,785)	(83,161)

Withdrawals and death benefits (b)	(37,575)	(26,102)	(113,547)	(107,258)

Net increase (decrease) in net assets resulting from contractowner transactions	(16,697)	62,061	(82,521)	(112,242)

Net increase (decrease) in net assets	32,178	88,886	244,726	158,974

NET ASSETS

Beginning of period	328,472	239,586	1,175,726	1,016,752

End of period	$360,650	$328,472	$1,420,452	$1,175,726

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	20,200	16,245	27,778	30,975

Units purchased	3,757	4,907	1,900	2,092

Units sold/transferred	(4,122)	(952)	(3,787)	(5,289)

End of period	19,835	20,200	25,891	27,778

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-30	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account		Templeton Developing Markets VIP Fund- Class 1 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$15,353	$12,332	$126,231	$28,182

Net realized gain (loss)	(547)	(186)	150,583	49,711

Net change in unrealized appreciation (depreciation) on investments	20,011	9,806	315,345	493,957

Net increase (decrease) in net assets from operations	34,817	21,952	592,159	571,850

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	104,432	83,089	240,344	218,414

Net contractowner transfers	211,763	(34,886)	301,320	322,470

Withdrawals and death benefits (b)	(62,162)	(43,232)	(135,565)	(123,483)

Net increase (decrease) in net assets resulting from contractowner transactions	254,033	4,971	406,099	417,401

Net increase (decrease) in net assets	288,850	26,923	998,258	989,251

NET ASSETS

Beginning of period	522,071	495,148	2,911,491	1,922,240

End of period	$810,921	$522,071	$3,909,749	$2,911,491

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	18,884	18,690	86,835	72,763

Units purchased	3,797	3,059	7,724	7,249

Units sold/transferred	5,331	(2,865)	4,777	6,823

End of period	28,012	18,884	99,336	86,835

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-31

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	Vanguard VIF Capital Growth Portfolio Sub-Account		Vanguard VIF Equity Index Portfolio Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$100,385	$65,565	$567,231	$526,119

Net realized gain (loss)	695,359	263,789	1,697,680	1,429,884

Net change in unrealized appreciation (depreciation) on investments	411,439	1,119,500	3,947,853	5,448,224

Net increase (decrease) in net assets from operations	1,207,183	1,448,854	6,212,764	7,404,227

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	697,892	567,145	3,469,155	3,616,770

Net contractowner transfers	(630,318)	242,808	95,586	1,412,776

Withdrawals and death benefits (b)	(548,090)	(433,417)	(2,051,329)	(3,217,730)

Net increase (decrease) in net assets resulting from contractowner transactions	(480,516)	376,536	1,513,412	1,811,816

Net increase (decrease) in net assets	726,667	1,825,390	7,726,176	9,216,043

NET ASSETS

Beginning of period	7,090,820	5,265,430	31,789,845	22,573,802

End of period	$7,817,487	$7,090,820	$39,516,021	$31,789,845

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	89,226	83,813	517,492	482,491

Units purchased	9,072	7,955	55,812	66,465

Units sold/transferred	(14,559)	(2,542)	(29,094)	(31,464)

End of period	83,738	89,226	544,210	517,492

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-32	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Vanguard VIF High Yield Bond Portfolio Sub-Account		Vanguard VIF Mid-Cap Index Portfolio Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$127,064	$119,194	$104,287	$101,100

Net realized gain (loss)	(14,455)	(6,867)	441,037	733,850

Net change in unrealized appreciation (depreciation) on investments	4,882	189,344	862,473	965,398

Net increase (decrease) in net assets from operations	117,491	301,671	1,407,797	1,800,348

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	228,698	206,506	661,664	637,845

Net contractowner transfers	(218,814)	180,159	(327,106)	1,526,290

Withdrawals and death benefits (b)	(205,552)	(143,254)	(410,909)	(418,553)

Net increase (decrease) in net assets resulting from contractowner transactions	(195,668)	243,411	(76,351)	1,745,582

Net increase (decrease) in net assets	(78,177)	545,082	1,331,446	3,545,930

NET ASSETS

Beginning of period	2,378,227	1,833,145	8,062,915	4,516,985

End of period	$2,300,050	$2,378,227	$9,394,361	$8,062,915

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	61,171	54,542	133,022	97,528

Units purchased	5,938	5,549	11,600	11,558

Units sold/transferred	(11,124)	1,080	(13,355)	23,936

End of period	55,985	61,171	131,267	133,022

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-33

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	Vanguard VIF Real Estate Index Portfolio Sub-Account		Vanguard VIF Small Company Growth Portfolio Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$65,956	$67,824	$29,677	$18,123

Net realized gain (loss)	(1,975)	92,076	102,696	396,695

Net change in unrealized appreciation (depreciation) on investments	(203,683)	451,473	977,206	473,403

Net increase (decrease) in net assets from operations	(139,702)	611,373	1,109,579	888,221

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	203,487	297,381	370,030	323,657

Net contractowner transfers	28,679	106,039	(1,168,043)	1,521,054

Withdrawals and death benefits (b)	(125,229)	(125,343)	(227,397)	(269,550)

Net increase (decrease) in net assets resulting from contractowner transactions	106,937	278,077	(1,025,410)	1,575,161

Net increase (decrease) in net assets	(32,765)	889,450	84,169	2,463,382

NET ASSETS

Beginning of period	2,966,504	2,077,054	5,466,198	3,002,816

End of period	$2,933,739	$2,966,504	$5,550,367	$5,466,198

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	61,691	55,637	86,377	60,778

Units purchased	4,751	6,614	6,142	5,496

Units sold/transferred	(2,321)	(560)	(21,316)	20,103

End of period	64,121	61,691	71,203	86,377

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-34	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Vanguard VIF Total Bond Market Index Portfolio Sub-Account		Voya Russell Large Cap Growth Index Portfolio-Class I Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$249,096	$210,746	$14,070	$15,137

Net realized gain (loss)	61,903	1,113	151,360	108,910

Net change in unrealized appreciation (depreciation) on investments	425,376	489,494	779,549	359,288

Net increase (decrease) in net assets from operations	736,375	701,353	944,979	483,335

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	960,348	817,034	144,107	116,418

Net contractowner transfers	154	752,516	1,673,590	87,431

Withdrawals and death benefits (b)	(670,830)	(518,076)	(71,383)	(131,821)

Net increase (decrease) in net assets resulting from contractowner transactions	289,672	1,051,474	1,746,314	72,028

Net increase (decrease) in net assets	1,026,047	1,752,827	2,691,293	555,363

NET ASSETS

Beginning of period	9,625,104	7,872,277	1,868,436	1,313,073

End of period	$10,651,151	$9,625,104	$4,559,729	$1,868,436

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	313,712	278,837	24,740	23,617

Units purchased	29,675	27,597	1,753	1,756

Units sold/transferred	(20,698)	7,278	17,111	(633)

End of period	322,690	313,712	43,604	24,740

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-35

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended	concluded

	VY Clarion Global Real Estate Portfolio-Class I Sub-Account
	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$10,579	$5,058

Net realized gain (loss)	12,833	2,238

Net change in unrealized appreciation (depreciation) on investments	(31,386)	29,901

Net increase (decrease) in net assets from operations	(7,974)	37,197

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	19,550	9,074

Net contractowner transfers	1,598	13,698

Withdrawals and death benefits (b)	(14,797)	(17,714)

Net increase (decrease) in net assets resulting from contractowner transactions	6,351	5,058

Net increase (decrease) in net assets	(1,623)	42,255

NET ASSETS

Beginning of period	190,218	147,963

End of period	$188,595	$190,218

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	4,642	4,504

Units purchased	570	237

Units sold/transferred	(376)	(99)

End of period	4,836	4,642

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-36	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VLI-2 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on November 15, 2011 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). TIAA-CREF Life, a legal reserve life insurance company under the insurance laws of the State of New York, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”).

Investors participate in the Separate Account by purchasing one of two different variable life insurance policies: the M Intelligent Flexible Premium Variable Universal Life Insurance Policy (referred to as “M Intelligent VUL”) and the M Intelligent Flexible Premium Last Survivor Variable Universal Life Insurance Policy (referred to as “M Intelligent S VUL”). Premiums received from the policies are allocated to the investment accounts (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (“Funds”), an open-end management investment company registered with the Commission and managed by Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA. The M Intelligent products offer over 40 sub-accounts.

Effective May 1, 2020, the Board of Trustees of the affiliated TIAA-CREF Life Funds approved the following name change. The TIAA-CREF Life Bond Fund will change its name to the TIAA-CREF Life Core Bond Fund.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VLI-2 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation Fund for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open income tax years and has concluded that no provision for income tax is required in the Separate Account’s financial statements.

Other matters: The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-37

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

A description of the valuation techniques applied to the Sub-Accounts’ major categories of assets and liabilities measured at fair value follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

As of December 31, 2020, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

M Intelligent VUL Expenses

The following table describes the fees and expenses that a policyowner will pay at the time that he or she buys, surrenders, or transfers value among the Sub-Accounts:

Amount Deducted
Charge	When charge is deducted	if the Long Term Accumulation Rider is not in effect	if Long Term Accumulation Rider is in effect

Premium Expense Charge	Upon receipt of each Premium payment	(as a % of premium)	(as a % of premium)

Current:		First 10 Yrs up to 10 Targets: 10% First 10 Yrs above 10 Targets: 3% Yrs 11+: 2%	1st 10 Yrs up to 10 Targets: 15% 1st 10 Yrs above 10 Targets: 3% Yrs 11+: 3%

Guaranteed:		10%	15%

Partial Withdrawal Charge	At the time of each withdrawal

Current:		$0.00	$0.00

Guaranteed:		$20.00	$20.00

Surrender Charge[1]	Upon surrender or requested reduction in Base Face Amount

Current:		100%, 100%, 90%, 75%, 70%, 60%, 45%, 35%, 20%, 7%, 0% in years 1 to 10 and 11+, respectively, of premiums paid up to one Target.	0%

Guaranteed:		100%, 100%, 90%, 75%, 70%, 60%, 45%, 35%, 20%, 7%, 0% in years 1 to 10 and 11+, respectively, of one Target.	0%

Transfer Charge	Upon transfer

Current:		$0.00	$0.00

Guaranteed:		$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter	$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter

Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid

Current:		$0.00[2]	$0.00[2]

Guaranteed:		$200.00[2]	$200.00[2]

Enhanced Cash Value Rider	Upon each premium payment

Current:		5.00% of premium paid in first 10 years up to one Target Premium	5.00% of premium paid in first 10 years up to one Target Premium

Guaranteed:		5.00% of all premium	5.00% of all premium

[1]

A Surrender Charge is applicable for 10 policy years from the Policy Date and is calculated as a percentage of the premium paid up to the Target Premium at issue stated in the Policy Specifications page of your policy. A Surrender Charge is also applicable for 10 years from the effective date of any increase in Base Face Amount. The percentage applied to the calculation starts out at 100% and reduces over the Surrender Charge period. The Target Premium varies by the sex, Issue Age and underwriting risk class of the Insured person, the Base Face Amount and whether the policy is issued with the Long Term Accumulation Rider. For a 54 year old male, preferred non-tobacco underwriting risk, $1,650,000 Base Face Amount, $850,000 Supplemental Face Amount, year 1, who has paid a premium of $35,000, the Surrender Charges deducted would be $19,605 when the LTA Rider is not in effect and $0 when the LTA Rider is in effect.

[2]	In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:

-	the yield on 90-day Treasury bills on the date the application was approved, or

-

the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate, published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

B-38	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

The following tables describe the fees and expenses that a contractowner will pay periodically during the time he or she owns the VUL, not including the fees and expenses of the Portfolios:

Amount Deducted
Charge	When charge is deducted	if the Long Term Accumulation Rider is not in effect	if Long Term Accumulation Rider is in effect

Policy Fee	At the beginning of each policy month

Current:		$15.00	$8.00

Guaranteed:		$15.00	$8.00

Administrative Expense Charge—Base Face Amount coverage only	At the beginning of each policy month	(per $1,000 of Base Face Amount)	(per $1,000 of Base Face Amount)

Current:		$0.0072 to $0.3719 in first 10 years only	$0.0175 to $0.414 in first 10 years only

Guaranteed:		$0.0072 to $0.3719 in first 10 years only	$0.0175 to $0.414 in first 10 years only

Representative Charge[3]		$157.50	$217.50

Cost of Insurance[4]—Base Face Amount	At the beginning of each policy month	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)

Generally Policy Dates before October 17, 2015

Current:		$0.01307 to $79.1075	$0.015 to $79.10167

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.2922	$0.3421

Generally Policy Dates on October 17, 2015 and thereafter:

Current:		$0.01307 to $79.1075	$0.015 to $65.44017

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.2922	$0.3356

Cost of Insurance[4]—Supplemental Face Amount	At the beginning of each policy month	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)

Generally Policy Dates before October 17, 2015

Current:		$0.01034 to $77.93	$0.01042 to $79.10167

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.3025	$0.2798

Generally Policy Dates on October 17, 2015 and thereafter:

Current:		$0.01199 to $63.286	$0.01375 to $54.25416

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.2864	$0.3087

[3]	Charge is for a preferred non-tobacco underwriting risk, male Issue Age 55, and a $1,500,000 Base Face Amount and $750,000 Supplemental Face Amount Policy Year 1.

[4]

The Cost of Insurance charges vary based on Issue Age, sex (in most states), Underwriting Class, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insured’s age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[5]	Charge is for a preferred non-tobacco underwriting risk, male Issue Age 54, Policy Year 1.

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-39

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

Amount Deducted
Charge	When charge is deducted	if LTA Rider is not in effect	if LTA Rider is in effect

Asset Based Risk Charge	At the beginning of each policy month	(% of Policy Value invested in the Investment Accounts)	(% of Policy Value invested in the Investment Accounts)

Generally Policy Dates before October 17, 2015

Current:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Guaranteed:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Generally Policy Dates on October 17, 2015 and thereafter

Current:		Yrs 1-15: 0.75%	Yrs 1-15: 0.24%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Guaranteed:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest

Current:		Yrs 1-10: 4.00%	Yrs 1-10: 4.00%

		Yrs 11+: 3.00%	Yrs 11+: 3.00%

Guaranteed:		Yrs 1-10: 4.50%	Yrs 1-10: 4.50%

		Yrs 11+: 3.50%	Yrs 11+: 3.50%

Extended Maturity Benefit		No Additional Charge	No Additional Charge

Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.

Charges for Other Benefits[6]

Charitable Giving Benefit		No Additional Charge	No Additional Charge

Overloan Protection Endorsement		No Additional Charge[7]	No Additional Charge[7]

Waiver of Monthly Charges Rider	At the beginning of each policy month	(% of Monthly Charges other than the waiver charge until Insured age 65)	(% of Monthly Charges other than the waiver charge until Insured age 65)

Current:		3% to 10%	3% to 10%

Guaranteed:		3% to 10%	3% to 10%

Example[8]:		8.50%	8.50%

[6]

These charges may vary based on the Issue Age of the Insured, gender (in most states), Underwriting Class, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[7]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.
[8]	Charge is for a male age 54.

M Intelligent Survivorship VUL Expenses

The following table describes the fees and expenses that a policyowner will pay at the time that he or she buys, surrenders, or transfers value among the Sub-Accounts:

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge

Premium Expense Charge (as a % of premium)	Upon receipt of each Premium payment	1st 10 Yrs: 10% Yrs 11+: 5%	Yrs 1 to 3: 10% Yrs 4 to 10 up to 10 Targets: 10% Yrs 4 to 10 above 10 Targets: 5% Yrs 11+: 5%

Partial Withdrawal Charge	At the time of each withdrawal	$20.00	$0.00

Transfer Charge	Upon transfer	$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter	$0.00

Accelerated Death Benefit Charge[1]	At the time the accelerated death benefit is paid	$200.00	$0.00

B-40	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

[1]	In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:

-	the yield on 90-day Treasury bills on the date the application was approved, or

-

the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate, published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

The following tables describe the fees and expenses that a contractowner will pay periodically during the time he or she owns the Survivorship VUL, not including the fees and expenses of the Portfolios:

Annual Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge

Policy Fee	At the beginning of each policy month	$20 mo. x 12 $#061 $240	$20 mo. x 12 $#061 $240

Administrative Expense Charge—Base Face Amount (per $1,000 BFA in first 5 years only)	At the beginning of each policy month	Minimum $0.4381938 Maximum $56.3965913 Representative Charge[2] $24,061.80	Minimum $0.43819056 Maximum $56.39659128 Representative Charge[2] $19,249.44

Administrative Expense Charge—Supplemental Face Amount (per $1,000 SFA in first 5 years only)	At the beginning of each policy month	Minimum $0.0657234 Maximum $8.5445166 Representative Charge[2] $2.221.08	Minimum $0.06572016 Maximum $6.83561328 Representative Charge[2] $1,776.96

Cost of Insurance[3]—Base Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.031964	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.002125

Cost of Insurance[3]—Supplemental Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.031964	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.002015

Asset Based Risk Charge (% of Policy Value invested in the Investment Accounts)	At the beginning of each policy month	Yrs 1 to 15: 0.60% Yrs 16+: 0.24%

If policy value in the investment accounts is less than 25% of the face amount:

Yrs 1 to 15: 0.60% Yrs 16+: 0.24% If policy value in the investment accounts is at least 25% of the face amount: Yrs 1 to 15: 0.42% Yrs 16+: 0.06%

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest	Yrs 1-10: 4.50% Yrs 11+: 3.50%	Yrs 1-10: 4.00% Yrs 11+: 3.00%

Extended Maturity Benefit		No Additional Charge	No Additional Charge

Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.

Charges for Other Benefits:[5]

Charitable Giving		No Additional Charge	No Additional Charge

Benefit Overloan Protection Endorsement		No Additional Charge[6]	No Additional Charge[6]

[2]

Charge is for preferred non-tobacco underwriting risks, male Issue Age 57, female Issue Age 55, $3,900,000 Base Face Amount, and a $2,400,000 Supplemental Face Amount, Premium of $55,000 in Policy Year 1.

[3]

The Cost of Insurance charges vary based on Issue Ages, sex (in most states), Underwriting Classes, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon each Insured’s sex in most states, age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[4]	Charge is for preferred non-tobacco underwriting risks, male Issue Age 57, female Issue Age 55, $3,900,000 Base Face Amount, and a $2,400,000 Supplemental Face Amount, Policy Year 1.
[5]

These charges may vary based on the Issue Ages of the Insureds, gender (in most states), Underwriting Classes, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[6]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. TIAA-CREF Life provides all administrative services for the Sub-Accounts. TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA, performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-41

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2020 were as follows:

Sub-Accounts	Purchases	Sales

TIAA-CREF Life Balanced	$164,697	$308,363

TIAA-CREF Life Core Bond	484,379	357,485

TIAA-CREF Life Growth Equity	4,547,710	5,814,230

TIAA-CREF Life Growth & Income	322,190	300,733

TIAA-CREF Life International Equity	816,787	916,084

TIAA-CREF Life Large-Cap Value	67,665	230,836

TIAA-CREF Life Money Market	18,709,960	14,469,893

TIAA-CREF Life Real Estate Securities	166,797	73,210

TIAA-CREF Life Small-Cap Equity	330,824	320,306

TIAA-CREF Life Social Choice Equity	104,537	11,918

TIAA-CREF Life Stock Index	4,745,131	5,970,200

Delaware VIP Diversified Income Series—Standard Class	1,101,093	624,246

Delaware VIP Small Cap Value Series—Standard Class	529,395	377,763

DFA VA Equity Allocation Portfolio	252,259	106,931

DFA VA Global Bond Portfolio	378,102	184,572

DFA VA Global Moderate Allocation Portfolio	651,070	712,991

DFA VA International Small Portfolio	871,578	388,253

DFA VA International Value Portfolio	1,017,843	569,356

DFA VA Short-Term Fixed Portfolio	394,699	294,150

DFA VA US Large Value Portfolio	1,739,388	1,513,087

DFA VA US Targeted Value Portfolio	570,870	179,037

DFA VIT Inflation Protected Securities Portfolio	18,448	17,477

John Hancock Emerging Markets Value Trust	464,744	403,795

M Capital Appreciation Fund	3,350,755	4,645,540

M International Equity Fund	1,109,190	228,498

M Large Cap Growth Fund	1,950,313	1,612,069

M Large Cap Value Fund	727,027	351,599

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	139,862	68,179

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	82,974	321,577

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Instutitional Class	25,956	23,708

PIMCO VIT Real Return Portfolio—Institutional Class	109,826	72,047

PIMCO VIT Total Return Portfolio—Institutional Class	1,016,926	448,344

PVC Equity Income Account—Class 1	1,017,872	331,056

PVC MidCap Account—Class 1	58,422	27,535

Prudential Series Fund-Natural Resources Portfolio—Class II	59,336	76,033

T. Rowe Price® Health Sciences Portfolio I	158,509	162,814

T. Rowe Price® Limited-Term Bond Portfolio	393,809	124,423

Templeton Developing Markets VIP Fund—Class 1	829,127	222,445

Vanguard VIF Capital Growth Portfolio	1,196,326	1,362,728

Vanguard VIF Equity Index Portfolio	5,788,900	3,042,830

Vanguard VIF High Yield Bond Portfolio	340,289	408,893

Vanguard VIF Mid-Cap Index Portfolio	2,735,463	2,317,056

Vanguard VIF Real Estate Index Portfolio	441,388	227,018

Vanguard VIF Small Company Growth Portfolio	1,600,545	2,167,413

Vanguard VIF Total Bond Market Index Portfolio	1,821,489	1,282,721

Voya Russell Large Cap Growth Index Portfolio—Class I	1,972,010	109,157

VY Clarion Global Real Estate Portfolio—Class I	46,978	15,302

B-42	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

Note 5—condensed financial information

					For the year ended December 31,

Period	Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

TIAA-CREF Life Balanced Sub-Account
2020	39,121	$36.18	$41.30	$1,615,880	1.92%	14.16%
2019	44,959	$30.45	$36.18	$1,626,661	2.08%	18.81%
2018	42,494	$32.21	$30.45	$1,294,031	0.02%	(5.47)%
2017	35,141	$28.30	$32.21	$1,132,010	—%	13.82%
2016	13,430	$26.67	$28.30	$380,099	2.66%	6.14%

TIAA-CREF Life Core Bond Sub-Account
2020	77,250	$32.32	$34.85	$2,692,523	2.84%	7.86%
2019	75,828	$29.52	$32.32	$2,450,439	3.19%	9.48%
2018	47,157	$29.75	$29.52	$1,392,021	2.97%	(0.79)%
2017	54,358	$28.46	$29.75	$1,617,337	0.03%	4.54%
2016	18,538	$27.30	$28.46	$527,616	2.27%	4.23%

TIAA-CREF Life Growth Equity Sub-Account
2020	78,866	$75.19	$108.25	$8,537,464	0.36%	43.97%
2019	103,869	$57.52	$75.19	$7,810,262	0.44%	30.73%
2018	75,434	$57.64	$57.52	$4,338,942	0.38%	(0.21)%
2017	54,079	$42.84	$57.64	$3,117,022	—%	34.54%
2016	43,782	$43.26	$42.84	$1,875,695	0.70%	(0.96)%

TIAA-CREF Life Growth & Income Sub-Account
2020	44,042	$64.03	$77.12	$3,396,569	1.28%	20.44%
2019	46,074	$49.22	$64.03	$2,950,223	1.01%	30.10%
2018	44,685	$53.06	$49.22	$2,199,283	0.91%	(7.25)%
2017	42,478	$42.82	$53.06	$2,253,969	—%	23.91%
2016	36,473	$39.43	$42.82	$1,561,904	1.33%	8.60%

TIAA-CREF Life International Equity Sub-Account
2020	133,112	$40.23	$46.41	$6,177,313	1.68%	15.34%
2019	136,977	$32.69	$40.23	$5,511,189	2.21%	23.07%
2018	114,445	$42.78	$32.69	$3,741,408	1.08%	(23.58)%
2017	103,545	$32.17	$42.78	$4,429,431	1.21%	32.98%
2016	97,673	$31.83	$32.17	$3,141,951	1.76%	1.06%

TIAA-CREF Life Large-Cap Value Sub-Account
2020	18,400	$53.97	$56.14	$1,032,913	1.90%	4.01%
2019	22,159	$41.95	$53.97	$1,195,992	1.85%	28.66%
2018	18,885	$48.85	$41.95	$792,239	1.37%	(14.13)%
2017	19,487	$43.48	$48.85	$952,000	—%	12.34%
2016	29,020	$36.62	$43.48	$1,261,908	2.36%	18.74%

TIAA-CREF Life Money Market Sub-Account
2020	343,354	$26.24	$26.34	$9,044,714	0.34%	0.41%
2019	183,143	$25.70	$26.24	$4,804,647	2.09%	2.09%
2018	386,783	$25.27	$25.70	$9,939,635	1.75%	1.71%
2017	288,679	$25.08	$25.27	$7,293,674	0.78%	0.74%
2016	316,502	$25.01	$25.08	$7,937,561	0.28%	0.28%

TIAA-CREF Life Real Estate Securities Sub-Account
2020	13,660	$51.84	$52.49	$717,094	2.42%	1.27%
2019	12,759	$39.47	$51.84	$661,368	2.08%	31.33%
2018	10,033	$41.21	$39.47	$395,989	1.93%	(4.23)%
2017	5,088	$36.69	$41.21	$209,664	—%	12.32%
2016	4,923	$35.29	$36.69	$180,654	2.75%	3.96%

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-43

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

						For the year ended December 31,

Period		Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

TIAA-CREF Life Small-Cap Equity Sub-Account
2020		26,731	$57.38	$64.73	$1,730,220	0.86%	12.80%
2019		27,475	$46.38	$57.38	$1,576,571	0.49%	23.72%
2018		22,511	$52.73	$46.38	$1,044,035	0.61%	(12.05)%
2017		38,257	$45.89	$52.73	$2,017,347	—%	14.90%
2016		35,122	$38.29	$45.89	$1,611,862	1.21%	19.87%

TIAA-CREF Life Social Choice Equity Sub-Account
2020		6,942	$63.20	$76.14	$528,562	1.66%	20.47%
2019		5,914	$48.11	$63.20	$373,800	1.63%	31.38%
2018		5,408	$50.93	$48.11	$260,155	1.04%	(5.55)%
2017		13,555	$42.11	$50.93	$690,377	0.01%	20.96%
2016		12,968	$37.15	$42.11	$546,020	2.40%	13.35%

TIAA-CREF Life Stock Index Sub-Account
2020		308,227	$65.78	$79.44	$24,486,334	1.80%	20.76%
2019		330,710	$50.29	$65.78	$21,755,448	1.75%	30.81%
2018		278,863	$53.09	$50.29	$14,023,511	1.67%	(5.28)%
2017		232,011	$43.87	$53.09	$12,317,182	—%	21.01%
2016		187,254	$38.92	$43.87	$8,214,853	2.29%	12.71%

Delaware VIP Diversified Income Series-Standard Class Sub-Account
2020		160,790	$29.17	$32.39	$5,207,857	2.71%	11.04%
2019		149,876	$26.41	$29.17	$4,371,862	2.74%	10.43%
2018		120,904	$26.99	$26.41	$3,193,532	3.02%	(2.13)%
2017		102,127	$25.65	$26.99	$2,756,136	2.56%	5.22%
2016		71,001	$24.78	$25.65	$1,821,037	3.43%	3.52%

Delaware VIP Small Cap Value Series-Standard Class Sub-Account
2020		54,886	$53.52	$52.50	$2,881,650	1.37%	(1.90)%
2019		55,512	$41.77	$53.52	$2,971,039	1.04%	28.14%
2018		53,239	$50.15	$41.77	$2,223,642	0.83%	(16.72)%
2017		44,664	$44.76	$50.15	$2,239,929	0.90%	12.05%
2016		48,668	$34.06	$44.76	$2,178,280	1.67%	31.41%

DFA VA Equity Allocation Portfolio Sub-Account
2020		39,443	$31.19	$34.98	$1,379,682	1.92%	12.16%
2019		33,525	$24.77	$31.19	$1,045,560	2.91%	25.91%
2018		4,295	$27.87	$24.77	$106,394	1.71%	(11.19)%
2017	(p)	4,172	$0.00	$27.87	$116,251	27.06%	1.51%

DFA VA Global Bond Portfolio Sub-Account
2020		59,887	$29.47	$29.90	$1,790,827	0.03%	1.46%
2019		53,433	$28.29	$29.47	$1,574,863	2.66%	4.19%
2018		48,758	$27.80	$28.29	$1,379,342	5.59%	1.75%
2017		35,015	$27.23	$27.80	$973,561	1.88%	2.11%
2016		28,910	$26.77	$27.23	$787,183	2.17%	1.73%

DFA VA Global Moderate Allocation Portfolio Sub-Account
2020		272,658	$35.64	$39.67	$10,815,445	1.16%	11.29%
2019		280,084	$30.17	$35.64	$9,983,010	2.28%	18.12%
2018		291,071	$32.41	$30.17	$8,782,754	2.22%	(6.90)%
2017		257,965	$28.29	$32.41	$8,360,392	1.87%	14.56%
2016		242,263	$25.94	$28.29	$6,853,641	1.67%	9.07%

B-44	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

						For the year ended December 31,

Period		Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

DFA VA International Small Portfolio Sub-Account
2020		113,172	$45.69	$49.99	$5,657,222	2.34%	9.41%
2019		105,828	$36.87	$45.69	$4,834,938	2.89%	23.90%
2018		97,322	$45.96	$36.87	$3,588,694	1.74%	(19.77)%
2017		81,182	$35.37	$45.96	$3,731,275	3.09%	29.95%
2016		61,247	$33.29	$35.37	$2,166,265	2.82%	6.23%

DFA VA International Value Portfolio Sub-Account
2020		195,482	$37.65	$36.98	$7,229,345	2.65%	(1.76)%
2019		187,243	$32.49	$37.65	$7,049,050	3.95%	15.86%
2018		155,885	$39.19	$32.49	$5,065,250	3.01%	(17.08)%
2017		111,074	$31.15	$39.19	$4,352,869	2.74%	25.81%
2016		120,265	$28.55	$31.15	$3,746,230	3.57%	9.11%

DFA VA Short-Term Fixed Portfolio Sub-Account
2020		45,081	$26.79	$26.95	$1,214,929	0.57%	0.60%
2019		41,596	$26.13	$26.79	$1,114,357	2.48%	2.52%
2018		34,492	$25.68	$26.13	$901,373	1.73%	1.78%
2017		27,247	$25.46	$25.68	$699,591	1.05%	0.83%
2016		25,624	$25.26	$25.46	$652,472	0.45%	0.79%

DFA VA US Large Value Portfolio Sub-Account
2020		144,928	$63.27	$62.40	$9,043,736	2.40%	(1.38)%
2019		143,277	$50.30	$63.27	$9,065,343	2.25%	25.78%
2018		135,145	$57.24	$50.30	$6,798,015	2.34%	(12.12)%
2017		117,902	$48.07	$57.24	$6,748,299	2.13%	19.08%
2016		96,809	$40.43	$48.07	$4,653,180	2.43%	18.87%

DFA VA US Targeted Value Portfolio Sub-Account
2020		63,510	$55.69	$57.91	$3,677,603	2.05%	3.98%
2019		55,409	$45.44	$55.69	$3,085,591	1.60%	22.56%
2018		50,165	$54.01	$45.44	$2,279,378	1.07%	(15.87)%
2017		42,118	$49.20	$54.01	$2,274,700	1.24%	9.77%
2016		34,164	$38.59	$49.20	$1,680,945	1.23%	27.49%

DFA VIT Inflation Protected Securities Portfolio Sub-Account
2020		9,519	$27.30	$30.50	$290,351	1.09%	11.72%
2019		9,629	$25.18	$27.30	$262,910	2.51%	8.46%
2018		860	$25.52	$25.18	$21,640	0.40%	(1.33)%
2017		2,559	$24.71	$25.52	$65,297	8.47%	3.27%
2016	(n)	305	$25.00	$24.71	$7,530	0.02	(2.04)%

John Hancock Emerging Markets Value Trust Sub-Account
2020		88,049	$30.91	$32.06	$2,822,503	2.45%	3.72%
2019		86,115	$27.87	$30.91	$2,661,410	3.28%	10.89%
2018		77,196	$32.21	$27.87	$2,151,434	3.10%	(13.48)%
2017		42,762	$24.28	$32.21	$1,377,427	2.32%	32.68%
2016		21,369	$20.56	$24.28	$518,802	2.53%	18.08%

M Capital Appreciation Fund Sub-Account
2020		80,044	$60.10	$70.75	$5,663,130	0.00%	17.73%
2019		103,641	$46.64	$60.10	$6,228,518	0.35%	28.85%
2018		79,725	$54.33	$46.64	$3,718,414	0.33%	(14.15)%
2017		64,319	$45.65	$54.33	$3,494,270	—%	19.02%
2016		55,930	$37.71	$45.65	$2,552,948	—%	21.06%

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-45

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

						For the year ended December 31,

Period		Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

M International Equity Fund Sub-Account
2020		224,144	$32.80	$35.72	$8,006,694	1.83%	8.90%
2019		196,659	$27.26	$32.80	$6,450,949	2.94%	20.33%
2018		185,721	$34.32	$27.26	$5,063,083	1.60%	(20.57)%
2017		158,138	$27.67	$34.32	$5,427,436	1.78%	24.05%
2016		128,232	$27.68	$27.67	$3,547,798	1.30%	(0.05)%

M Large Cap Growth Fund Sub-Account
2020		80,098	$71.84	$92.60	$7,417,098	—%	28.89%
2019		86,272	$52.79	$71.84	$6,198,042	—%	36.09%
2018		87,939	$55.54	$52.79	$4,642,269	—%	(4.95)%
2017		84,796	$39.96	$55.54	$4,709,544	—%	38.97%
2016		69,594	$40.91	$39.96	$2,781,259	—%	(2.32)%

M Large Cap Value Fund Sub-Account
2020		67,214	$51.63	$50.00	$3,360,617	2.12%	(3.16)%
2019		61,631	$42.49	$51.63	$3,182,114	1.76%	21.52%
2018		65,312	$48.32	$42.49	$2,775,061	1.50%	(12.07)%
2017		62,464	$42.02	$48.32	$3,018,316	1.59%	14.99%
2016		54,085	$38.33	$42.02	$2,272,657	2.04%	9.64%

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class Sub-Account
2020		17,452	$49.31	$48.02	$838,108	1.27%	(2.62)%
2019		15,689	$42.24	$49.31	$773,717	0.76%	16.74%
2018		11,823	$49.86	$42.24	$499,446	0.72%	(15.28)%
2017		7,552	$42.71	$49.86	$376,549	0.95%	16.74%
2016		3,697	$36.77	$42.71	$157,885	0.79%	16.17%

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
2020		8,936	$31.41	$33.57	$299,888	4.69%	6.87%
2019		16,789	$27.32	$31.41	$527,304	4.57%	14.95%
2018		14,837	$28.64	$27.32	$405,412	4.36%	(4.59)%
2017		5,589	$26.02	$28.64	$160,074	5.19%	10.06%
2016	(o)	1,275	$25.00	$26.02	$33,203	0.02	(2.44)%

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)-Institutional Class Sub-Account
2020		14,837	$27.13	$29.92	$443,819	2.61%	10.28%
2019		15,169	$25.52	$27.13	$411,465	2.60%	6.29%
2018		15,527	$26.60	$25.52	$396,258	7.08%	(4.05)%
2017		15,276	$24.45	$26.60	$406,304	2.17%	8.79%
2016		14,584	$23.47	$24.45	$356,569	1.64%	4.20%

PIMCO VIT Real Return Portfolio-Institutional Class-Sub-Account
2020		26,849	$28.00	$31.33	$841,086	1.59%	11.88%
2019		25,933	$25.78	$28.00	$726,125	1.83%	8.60%
2018		27,315	$26.32	$25.78	$704,272	2.63%	(2.06)%
2017		21,496	$25.36	$26.32	$565,870	2.58%	3.81%
2016		14,014	$24.07	$25.36	$355,354	2.29%	5.36%

PIMCO VIT Total Return Portfolio-Institutional Class Sub-Account
2020		115,649	$31.78	$34.58	$3,998,882	2.26%	8.81%
2019		102,636	$29.28	$31.78	$3,261,529	3.16%	8.52%
2018		104,228	$29.39	$29.28	$3,052,179	2.74%	(0.38)%
2017		74,926	$27.98	$29.39	$2,202,195	2.17%	5.08%
2016		68,325	$27.20	$27.98	$1,911,227	2.23%	2.84%

B-46	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

					For the year ended December 31,

Period	Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

PVC Equity Income Account-Class 1 Sub Account
2020	68,377	$61.42	$65.37	$4,469,974	2.11%	6.43%
2019	58,794	$47.58	$61.42	$3,611,219	2.03%	29.09%
2018	49,396	$50.09	$47.58	$2,350,375	1.90%	(5.01)%
2017	45,387	$41.37	$50.09	$2,273,557	2.25%	21.08%
2016	39,077	$35.75	$41.37	$1,616,720	2.86%	15.72%

PVC MidCap Account-Class 1 Sub-Account
2020	6,527	$75.30	$89.11	$581,612	0.73%	18.33%
2019	6,800	$52.63	$75.30	$512,063	0.28%	43.10%
2018	6,913	$56.31	$52.63	$363,777	0.26%	(6.55)%
2017	8,121	$44.86	$56.31	$457,298	0.55%	25.51%
2016	8,243	$40.65	$44.86	$369,797	0.42%	10.37%

Prudential Series Fund-Natural Resources Portfolio-Class II Sub-Account
2020	19,835	$16.26	$18.18	$360,650	—%	11.82%
2019	20,200	$14.75	$16.26	$328,472	—%	10.25%
2018	16,245	$18.08	$14.75	$239,586	—%	(18.42)%
2017	12,238	$18.18	$18.08	$221,246	—%	(0.53)%
2016	30,096	$14.56	$18.18	$547,009	—%	24.82%

T. Rowe Price® Health Sciences Portfolio I Sub-Account
2020	25,891	$42.33	$54.86	$1,420,452	—%	29.62%
2019	27,778	$32.82	$42.33	$1,175,726	—%	28.95%
2018	30,975	$32.46	$32.82	$1,016,752	—%	1.11%
2017	19,346	$25.45	$32.46	$628,051	—%	27.58%
2016	12,852	$28.43	$25.45	$327,023	—%	0.1048

T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
2020	28,012	$27.65	$28.95	$810,921	1.97%	4.71%
2019	18,884	$26.49	$27.65	$522,071	2.40%	4.35%
2018	18,690	$26.18	$26.49	$495,148	2.04%	1.18%
2017	12,439	$25.91	$26.18	$325,695	1.47%	1.06%
2016	6,980	$25.56	$25.91	$180,849	1.36%	1.37%

Templeton Developing Markets VIP Fund-Class 1 Sub-Account
2020	99,336	$33.53	$39.36	$3,909,749	4.27%	17.39%
2019	86,835	$26.42	$33.53	$2,911,491	1.20%	26.92%
2018	72,763	$31.24	$26.42	$1,922,240	1.11%	(15.44)%
2017	71,915	$22.21	$31.24	$2,246,766	1.19%	40.65%
2016	59,521	$18.86	$22.21	$1,322,126	1.04%	17.79%

Vanguard VIF Capital Growth Portfolio Sub-Account
2020	83,738	$79.47	$93.36	$7,817,487	1.45%	17.47%
2019	89,226	$62.82	$79.47	$7,090,820	1.06%	26.50%
2018	83,813	$63.57	$62.82	$5,265,430	0.90%	(1.18)%
2017	81,834	$49.35	$63.57	$5,202,393	1.07%	28.83%
2016	66,596	$44.52	$49.35	$3,286,196	1.17%	10.84%

Vanguard VIF Equity Index Portfolio Sub-Account
2020	544,210	$61.43	$72.61	$39,516,021	1.70%	18.20%
2019	517,492	$46.79	$61.43	$31,789,845	1.88%	31.30%
2018	482,491	$48.99	$46.79	$22,573,802	1.55%	(4.51)%
2017	378,737	$40.27	$48.99	$18,555,799	1.68%	21.66%
2016	323,948	$36.02	$40.27	$13,046,120	2.00%	11.81%

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-47

Notes to financial statements	concluded

TIAA-CREF Life Separate Account VLI-2

					For the year ended December 31,

Period	Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

Vanguard VIF High Yield Bond Portfolio Sub-Account
2020	55,985	$38.88	$41.08	$2,300,050	5.67%	5.67%
2019	61,171	$33.61	$38.88	$2,378,227	5.55%	15.67%
2018	54,542	$34.55	$33.61	$1,833,145	4.75%	(2.73)%
2017	50,606	$32.29	$34.55	$1,748,598	4.81%	7.00%
2016	43,991	$29.00	$32.29	$1,420,522	5.16%	11.35%

Vanguard VIF Mid-Cap Index Portfolio Sub-Account
2020	131,267	$60.61	$71.57	$9,394,361	1.41%	18.07%
2019	133,022	$46.31	$60.61	$8,062,915	1.34%	30.87%
2018	97,528	$51.08	$46.31	$4,516,985	1.16%	(9.33)%
2017	76,208	$42.90	$51.08	$3,892,704	1.20%	19.08%
2016	76,208	$38.61	$42.90	$3,268,997	1.27%	11.11%

Vanguard VIF Real Estate Index Portfolio Sub-Account
2020	64,121	$48.09	$45.75	$2,933,739	2.51%	(4.85)%
2019	61,691	$37.33	$48.09	$2,966,504	2.60%	28.81%
2018	55,637	$39.44	$37.33	$2,077,054	2.92%	(5.35)%
2017	47,122	$37.65	$39.44	$1,858,626	2.48%	4.78%
2016	41,848	$34.74	$37.65	$1,575,385	2.50%	8.36%

Vanguard VIF Small Company Growth Portfolio Sub-Account
2020	71,203	$63.29	$77.97	$5,550,367	0.63%	23.18%
2019	86,377	$49.41	$63.29	$5,466,198	0.47%	28.11%
2018	60,778	$53.27	$49.41	$3,002,816	0.38%	(7.26)%
2017	51,815	$43.15	$53.27	$2,760,455	0.39%	23.46%
2016	34,526	$37.54	$43.15	$1,489,816	0.34%	14.94%

Vanguard VIF Total Bond Market Index Portfolio Sub-Account
2020	322,690	$30.68	$33.01	$10,651,151	2.42%	7.58%
2019	313,712	$28.23	$30.68	$9,625,104	2.44%	8.67%
2018	278,837	$28.27	$28.23	$7,872,277	2.23%	(0.13)%
2017	249,842	$27.32	$28.27	$7,062,777	2.29%	3.48%
2016	173,412	$26.66	$27.32	$4,737,269	2.17%	2.47%

Voya Russell Large Cap Growth Index Portfolio—Class I Sub-Account
2020	43,604	$75.52	$104.57	$4,559,729	0.55%	38.46%
2019	24,740	$55.60	$75.52	$1,868,436	0.94%	35.84%
2018	23,617	$56.14	$55.60	$1,313,073	1.03%	(0.97)%
2017	21,691	$42.77	$56.14	$1,217,770	1.12%	31.27%
2016	23,012	$40.14	$42.77	$984,233	1.22%	6.57%

VY Clarion Global Real Estate Portfolio-Class I Sub-Account
2020	4,836	$40.98	$39.00	$188,595	6.16%	(4.83)%
2019	4,642	$32.85	$40.98	$190,218	2.86%	24.74%
2018	4,504	$35.91	$32.85	$147,963	5.52%	(8.52)%
2017	4,550	$32.42	$35.91	$163,389	2.83%	10.77%
2016	9,176	$32.13	$32.42	$297,466	1.47%	0.89%

(b)	Not annualized for periods less than one year.
(d)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(f)

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as morality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values of the redemption of units, if any. The recognition of investment income by the Sub-Account is affected by the timing of declaration of dividends by the underlying fund in which the Sub-Account invests.

(h)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period, which is not annualized.

(n)	Sub-Account commenced operations July 19, 2016.
(o)	Sub-Account commenced operations August 24, 2016.
(p)	Sub-Account commenced operations December 13, 2017.

Note 6—subsequent events

The Delaware VIP Diversified Income Series—Standard Class was merged with LVIP Delaware Diversified Income Fund—Standard Class effective April 30, 2021.

B-48	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-1

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company

We have audited the accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company, which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019, and the related statutory-basis statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ responsibility

Our responsibility is to express an opinion on the statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on statutory basis of accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Emphasis of matters

As discussed in Note 9 to the statutory-basis financial statements, the Company has entered into significant transactions with affiliated entities. As discussed in Note 1 to the statutory-basis financial statements, effective December 31, 2019, the Company no longer manufactures life insurance products for new customers and will continue to service all existing life insurance contracts. Our opinion is not modified with respect to these matters.

New York, New York

March 11, 2021

B-2	Statement of Additional Information ∎ TC Life Insurance Company Financials

Statutory–basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
(in thousands, except share amounts)	2020	2019

ADMITTED ASSETS

Bonds	$11,168,305	$8,666,133

Preferred stocks	183	183

Cash, cash equivalents and short-term investments	282,344	279,379

Contract loans	43,089	39,827

Other long-term investments	4,810	4,689

Investment income due and accrued	90,841	75,394

Net deferred federal income tax asset	17,788	17,544

Reinsurance amounts receivable	4,531	8,601

Other assets	42,329	24,013

Separate account assets	4,106,499	4,022,073

Total admitted assets	$15,760,719	$13,137,836

LIABILITIES, CAPITAL AND SURPLUS

Liabilities

Reserves for life and health insurance, annuities and deposit-type contracts	$10,723,935	$8,486,611

Asset valuation reserve	56,002	52,681

Interest maintenance reserve	32,341	16,160

Federal income tax payable to TIAA	6,703	3,223

Other amounts payable on reinsurance	9,226	9,432

Other liabilities	18,686	50,021

Separate account liabilities	4,095,043	4,009,171

Total liabilities	$14,941,936	$12,627,299

Capital and surplus

Capital stock (2,500 shares of $1,000 par value common stock authorized, issued and outstanding)	2,500	2,500

Additional paid-in capital	777,500	777,500

Surplus (deficit)	38,783	(269,463)

Total capital and surplus	818,783	510,537

Total liabilities, capital and surplus	$15,760,719	$13,137,836

See notes to statutory-basis financial statements	TC Life Insurance Company Financials ∎ Statement of Additional Information	B-3

Statutory–basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2020	2019	2018

REVENUES

Insurance and annuity premiums and other considerations	$369,414	$627,093	$692,435

Net investment income	353,764	306,108	270,010

Commissions and expense allowances on reinsurance ceded	10,615	15,729	18,777

Reserve adjustments on reinsurance ceded	(8,867)	6,029	16,144

Separate account fees and other revenues	18,691	24,455	26,613

Total revenues	$743,617	$979,414	$1,023,979

EXPENSES

Policy and contract benefits	$356,581	$382,263	$340,270

Increase/(decrease) in policy and contract reserves	(186,639)	400,597	244,207

Insurance expenses and taxes (excluding federal income taxes)	73,322	148,245	148,568

Commissions on premiums	7,531	18,919	24,437

Interest on deposit-type contracts	113,162	83,936	65,250

Net transfers to separate accounts	44,786	140,213	214,334

Total expenses	$408,743	$1,174,173	$1,037,066

Income (loss) before federal income tax and net realized capital gains (losses)	334,874	(194,759)	(13,087)

Federal income tax expense	18,634	3,653	2,364

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(4,721)	(9,371)	819

Net income (loss)	$311,519	$(207,783)	$(14,632)

B-4	Statement of Additional Information ∎ TC Life Insurance Company Financials	See notes to statutory-basis financial statements

Statutory–basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

(in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total

Balance, December 31, 2017	$2,500	$457,500	$(48,459)	$411,541

Net income (loss)	—	—	(14,632)	(14,632)

Change in net unrealized capital gains (losses) on investments	—	—	(202)	(202)

Change in asset valuation reserve	—	—	(5,570)	(5,570)

Change in surplus in separate accounts	—	—	(349)	(349)

Change in liability for reinsurance in unauthorized companies	—	—	10,648	10,648

Change in net deferred income tax	—	—	4,947	4,947

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(5,180)	(5,180)

Deferred premium asset limitation	—	—	(1,927)	(1,927)

Other assets	—	—	1,608	1,608

Capital contribution	—	100,000	—	100,000

Balance, December 31, 2018	$2,500	$557,500	$(59,116)	$500,884

Net income (loss)	—	—	(207,783)	(207,783)

Change in asset valuation reserve	—	—	(195)	(195)

Change in surplus in separate accounts	—	—	(2,422)	(2,422)

Change in liability for reinsurance in unauthorized companies	—	—	(1,575)	(1,575)

Change in net deferred income tax	—	—	49,276	49,276

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(48,505)	(48,505)

Deferred premium asset limitation	—	—	830	830

Other assets	—	—	27	27

Capital contribution	—	220,000	—	220,000

Balance, December 31, 2019	$2,500	$777,500	$(269,463)	$510,537

Net income (loss)	—	—	311,519	311,519

Change in reserve on account of change in valuation basis	—	—	(4,574)	(4,574)

Change in asset valuation reserve	—	—	(3,321)	(3,321)

Change in surplus in separate accounts	—	—	(1,089)	(1,089)

Change in liability for reinsurance in unauthorized companies	—	—	4,217	4,217

Change in net deferred income tax	—	—	(48,432)	(48,432)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	48,676	48,676

Deferred premium asset limitation	—	—	1,275	1,275

Other assets	—	—	(25)	(25)

Balance, December 31, 2020	$2,500	$777,500	$38,783	$818,783

See notes to statutory-basis financial statements	TC Life Insurance Company Financials ∎ Statement of Additional Information	B-5

Statutory—basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2020	2019	2018

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$370,067	$619,203	$687,300

Net investment income	338,936	298,580	261,013

Separate account fees and other revenues	30,941	41,853	43,854

Total Receipts	739,944	959,636	992,167

Policy and contract benefits	363,787	375,875	304,039

Commissions and expenses paid	80,840	167,402	173,344

Federal income taxes paid	18,764	1,047	5,621

Net transfers to separate accounts	43,977	141,797	217,883

Total Disbursements	507,368	686,121	700,887

Net cash from operations	232,576	273,515	291,280

CASH FROM INVESTMENTS

Proceeds from long-term investments sold, matured, or repaid:

Bonds	1,131,646	874,143	638,932

Other invested assets	—	—	1,000

Net gains on cash, cash equivalents and short-term investments	12	1	—

Miscellaneous proceeds	1,805	15,198	399

Cost of investments acquired:

Bonds	3,619,359	1,626,571	1,312,893

Net increase in contract loans	3,262	6,055	6,755

Miscellaneous applications	15,339	1	—

Net cash used in investments	(2,504,497)	(743,285)	(679,317)

CASH FROM FINANCING AND OTHER

Additional paid in capital	—	220,000	100,000

Net deposits on deposit-type contracts funds	2,307,362	353,547	339,319

Other cash provided (applied)	(32,476)	3,849	17,825

Net cash from financing and other	2,274,886	577,396	457,144

NET CHANGE IN CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS	2,965	107,626	69,107

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	279,379	171,753	102,646

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, END OF YEAR	$282,344	$279,379	$171,753

B-6	Statement of Additional Information ∎ TC Life Insurance Company Financials	See notes to statutory-basis financial statements

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company, and changed its name to TIAA-CREF Life Insurance Company (“TIAA Life” or the “Company”) on May 1, 1998. TIAA Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, funding agreements issued directly to states in support of state sponsored 529 college savings and scholarship plans, and single premium immediate annuities.

Effective December 31, 2019, the Company no longer manufactures life insurance products for new customers, but continues to offer an existing universal life policy as a permanent life insurance conversion option for owners of TIAA Life term life insurance policies with conversion privileges. The Company continues to service all existing contracts on life insurance products.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department.

	For the Years Ended December 31,
(in thousands)	NAIC SAP#	Financial Statement Line	2020	2019	2018

Net income (loss), New York SAP			$311,519	$(207,783)	$(14,632)

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Increase/(decrease) in policy and contract reserves	(638)	1,381	1,140

Net income (loss), NAIC SAP			$310,881	$(206,402)	$(13,492)

Capital and surplus, New York SAP			$818,783	$510,537	$500,884

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Deferred premium asset limitation	51R, 61R	Other assets	746	466	63

Separate Account Assets	56	Separate account assets	—	6,845	(33,873)

Separate Account Liabilities	56	Separate account liabilities	—	(8,414)	28,900

Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	6,476	7,114	5,734

Capital and surplus, NAIC SAP			$826,005	$516,548	$501,708

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The Stable Value Separate Account (“SVSA”) products are accounted for at book value in accordance with New York Insurance Law (“NYIL”) Section 1414. The separate account liabilities for the benefits guaranteed under the contracts are carried at book value in accordance with NYIL section 4217, NYDFS Regulation No. 151. During 2020, the contract backed by the Stable Value Separate Account-3 was terminated, the market value of the account was distributed, the liabilities were settled and the account was closed. As of December 31, 2020, there were no remaining balances within the SVSA product.

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to antiselection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The Company’s risk based capital as of December 31, 2020 and 2019 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-7

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the Asset Valuation Reserve (“AVR”), which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves under NAIC SAP;

•	The AVR is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The Interest Maintenance Reserve (“IMR”) is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

B-8	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of OTTIs, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during March 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Company’s financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Company’s business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost bases, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-9

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other Long-term Investments: Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are maintained for the benefit of separate account contract holders. In accordance with the provisions of the separate account products, some separate account assets are considered legally insulated, which prevents such assets from being generally available to satisfy claims resulting from the general account. The Company’s separate accounts are legally insulated from the general account with the exception of the Separate Account MVA-1, which is not legally insulated. Separate account assets are accounted for at fair value, except the SVSA which supported book value separate account agreements, in which case the assets were accounted for at amortized cost in accordance with NYDFS guidance. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus in the accompanying Statements of Changes in Capital and Surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in thousands):

	2020	2019	Change

Net deferred tax assets	$30,987	$79,663	$(48,676)

Deferred premium assets	35,228	36,503	(1,275)

Sundry receivables	26	1	25

Total	$66,241	$116,167	$(49,926)

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

B-10	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations. The Company’s funding agreements that are issued directly to states in support of state sponsored 529 college savings and scholarship plans do not contain life contingencies and are accounted for as deposit-type contracts.

Reinsurance: The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Reinsurance premiums, benefits and reserves are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are reported as income in the summary of operations, and the balance sheet provision for due and accrued amounts is reported as an asset. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus. Net DTAs are admitted to the extent permissible. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its parent, TIAA, and its subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31, include the following (in thousands):

	2020	2019	2018

Exchange/restructure/transfer of bond investments	$213,446	$148,047	$168,869

Capitalized interest on bonds	$2,877	$2,461	$1,739

Interest credited on deposit-type contracts	$112,220	$83,808	$65,561

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-11

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Application of new accounting pronouncements:

In June 2016, the NAIC adopted substantive revisions to Statements of Statutory Accounting Principles (“SSAP”) No. 51R, Life Contracts (“SSAP 51R”) to facilitate the implementation of principles-based reserving (“PBR”), effective January 1, 2020. Under PBR, the Company is required to hold the higher of (a) the reserves for life using prescribed factors and (b) the PBR reserve which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. The Company received a one year deferral on adopting PBR for life insurance from the Department and plans to request an exemption in 2021 as the Company no longer manufactures life insurance. As a result, the Company did not adopt PBR for life insurance during 2020. If the Company had adopted PBR for life insurance it would not have had a material impact to its financial statements.

In May 2020, the NAIC adopted modifications to SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP 3”) and SSAP 51R. The adoption provides revisions to SSAP 3 and SSAP 51R with a January 1, 2020 effective date. The revisions require disclosure of changes in the reserve valuation basis, as a result of the NAIC Valuation Manual (“VM”) in section VM-21 Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”). Additionally, requirements for PBR for variable annuities are disclosed in a manner which is consistent with a change in valuation basis and with additional disclosures regarding the phase-in period. The Company adopted VM-21 during 2020 without a phase-in period and elected to use the factor based alternative method as of December 31, 2020. The Company included the related disclosure as seen in the following paragraph.

During 2020, the Company elected to change its method for calculating reserves on variable annuity products with guaranteed death benefits. This variable annuity product is subject to the NYDFS Regulation 213, Principle-Based Reserving (“Reg 213”) and the VM, which includes VM-21. Under Reg 213 and VM-21, reserves can be calculated with a modeled approach or a factor based alternative method. In order to simplify the calculation, the Company moved from a modeled approach to the factor based alternative method during 2020. The impact of this change was an opening surplus reduction of $4,574 thousand. In the prior year, reserves for life and health insurance, annuities and deposit-type contracts would have been higher by $4,574 thousand as of December 31, 2019 and the deficit would have been higher by $4,574 thousand. If this change in method had been adopted in 2019, the increase in policy and contract reserves would have been $12,329 thousand higher, resulting in a $12,329 thousand increase in net loss.

In November 2020, the NAIC adopted revisions to SSAP No. 43R, Loan-backed and Structured Securities, which were effective immediately. These revisions update the financial modeling guidance/mapping instructions for residential mortgage-backed securities (“RMBS”)/commercial mortgage-backed securities (“CMBS”) to ensure consistency with guidance recently adopted in the Purposes and Procedures Manual of the NAIC Investment Analysis Office (“P&P Manual”). The Company adopted this guidance, and it did not have a material impact to its financial statements.

Note 3—long-term bonds

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, are shown below (in thousands):

	2020
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$253,013	$10,724	$—	$263,737

All other governments	64,257	6,693	—	70,950

States, territories & possessions	29,742	3,119	—	32,861

Political subdivisions of states, territories, & possessions	8,207	1,301	—	9,508

Special revenue & special assessment, non-guaranteed agencies & government	1,048,484	60,616	(359)	1,108,741

Industrial & miscellaneous	9,750,877	1,232,018	(2,400)	10,980,495

Hybrids	13,725	999	—	14,724

Total	$11,168,305	$1,315,470	$(2,759)	$12,481,016

B-12	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

	2019
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$230,774	$5,047	$(54)	$235,767

All other governments	65,113	2,869	—	67,982

States, territories & possessions	34,710	2,677	—	37,387

Political subdivisions of states, territories, & possessions	16,563	750	—	17,313

Special revenue & special assessment, non-guaranteed agencies & government	797,600	23,852	(2,032)	819,420

Industrial & miscellaneous	7,507,648	563,545	(4,990)	8,066,203

Hybrids	13,725	1,029	—	14,754

Total	$8,666,133	$599,769	$(7,076)	$9,258,826

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, ratings agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds: The gross unrealized losses and estimated fair values for bonds by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2020

All other bonds	$188,714	$(2,083)	$186,631	$2,508	$(513)	$1,995

Loaned-backed and structured bonds	57,137	(151)	56,986	423	(13)	410

Total	$245,851	$(2,234)	$243,617	$2,931	$(526)	$2,405

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2019

All other bonds	$253,833	$(2,626)	$251,207	$55,905	$(2,086)	$53,819

Loaned-backed and structured bonds	233,491	(1,244)	232,247	115,175	(1,120)	114,055

Total	$487,324	$(3,870)	$483,454	$171,080	$(3,206)	$167,874

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-13

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (in thousands):

	December 31, 2020		December 31, 2019
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Due in one year or less	$439,183	$444,456	$243,067	$244,229

Due after one year through five years	2,035,808	2,156,250	1,649,573	1,694,958

Due after five years through ten years	3,783,398	4,170,798	2,695,680	2,846,523

Due after ten years	3,364,536	4,091,381	2,821,641	3,193,633

Subtotal	9,622,925	10,862,885	7,409,961	7,979,343

Residential mortgage-backed securities	730,155	756,566	627,772	636,009

Commercial mortgage-backed securities	326,225	353,638	240,080	248,272

Asset-backed securities	489,000	507,927	388,320	395,202

Subtotal	1,545,380	1,618,131	1,256,172	1,279,483

Total	$11,168,305	$12,481,016	$8,666,133	$9,258,826

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in thousands):

	2020		2019

NAIC 1 and 2	$11,162,826	100.0%	$8,641,404	99.7%

NAIC 3 through 6	5,479	0.0	24,729	0.3

Total	$11,168,305	100.0%	$8,666,133	100.0%

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2020	2019

Finance and financial services	24.8%	20.1%

Manufacturing	18.0%	17.3%

Public utilities	12.4%	12.7%

Residential mortgage-backed securities	6.6%	7.2%

Services	5.1%	5.3%

Real estate investment trusts	4.9%	5.8%

Oil and gas	4.6%	6.1%

Asset-backed securities	4.4%	4.5%

Revenue and special obligations	4.2%	3.4%

Transportation	3.5%	4.8%

Communications	3.4%	3.6%

Commercial mortgage-backed securities	2.9%	2.8%

Retail & wholesale trade	2.9%	2.6%

U.S. governments	1.2%	2.5%

Other governments	0.6%	0.8%

Mining	0.5%	0.5%

Total	100.0%	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

B-14	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Note 4—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in thousands):

	2020	2019	2018

Bonds	$360,856	$313,669	$281,016

Other long-term investments	339	340	555

Cash, cash equivalents and short-term investments	416	1,167	879

Contract loans	1,921	1,700	1,327

Total gross investment income	363,532	316,876	283,777

Investment expenses	(12,287)	(12,069)	(14,906)

Net investment income before amortization/(accretion) of IMR	351,245	304,807	268,871

Amortization/(accretion) of IMR	2,519	1,301	1,139

Net investment income	$353,764	$306,108	$270,010

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31, are as follows (in thousands):

	2020	2019	2018

Bonds	$17,576	$(279)	$(1,883)

Cash, cash equivalent and short-term investments	12	1	—

Total before capital gain (loss) tax and transfers to IMR, net of taxes	17,588	(278)	(1,883)

Transfers to IMR, net of taxes	(18,699)	(6,292)	1,488

Capital gain/loss tax benefit (expense)	(3,610)	(2,801)	1,214

Net realized capital gains (losses) less capital gains tax, after transfers to IMR	$(4,721)	$(9,371)	$819

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31 (in thousands):

	2020	2019	2018

Other-than-temporary impairments:

Bonds	$916	$9,477	$5,868

Information related to the sales of long term bonds for the years ended December 31 are as follows (in thousands):

	2020	2019	2018

Proceeds from sales	$424,785	$219,451	$129,264

Gross gains on sales	$19,345	$5,466	$4,752

Gross losses on sales	$8,885	$1,362	$839

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 5—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-15

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by net asset value (“NAV”), at December 31, 2020 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3

Assets:

Bonds	$12,481,016	$11,168,305	$—	$12,469,817	$11,199

Preferred stock	3,725	183	3,725	—	—

Other long-term investments	6,003	4,667	—	6,003	—

Separate account assets	4,106,499	4,106,499	4,083,823	22,676	—

Contract loans	43,089	43,089	—	—	43,089

Cash, cash equivalent & short term investments	282,322	282,344	31,275	251,047	—

Total	$16,922,654	$15,605,087	$4,118,823	$12,749,543	$54,288

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$6,961,431	$6,961,431	$—	$—	$6,961,431

Separate account liabilities	4,095,043	4,095,043	—	—	4,095,043

Total	$11,056,474	$11,056,474	$—	$—	$11,056,474

B-16	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by NAV, at December 31, 2019 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3

Assets:

Bonds	$9,258,826	$8,666,133	$—	$9,243,691	$15,135

Preferred stock	5,149	183	5,149	—	—

Other long-term investments	5,847	4,689	—	5,847	—

Separate account assets	4,028,918	4,022,073	3,596,767	432,151	—

Contract loans	39,827	39,827	—	—	39,827

Cash, cash equivalent & short term investments	279,385	279,379	25,834	253,551	—

Total	$13,617,952	$13,012,284	$3,627,750	$9,935,240	$54,962

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$4,541,418	$4,541,418	$—	$—	$4,541,418

Separate account liabilities	4,009,171	4,009,171	—	—	4,009,171

Total	$8,550,589	$8,550,589	$—	$—	$8,550,589

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2020 and 2019. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Preferred stocks and separate account assets in Level 1 primarily include exchange traded equities and mutual fund investments valued by the respective mutual fund companies. Cash in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Other long-term investments in Level 2 represent surplus notes and are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Cash equivalents in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-17

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which approximates fair value, and are classified as Level 3.

Separate account liabilities are accounted for at fair value, except for deposit-type contracts, and reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value, with no fair values approximated by NAV, at December 31 (in thousands):

	2020
	Level 1	Level 2	Level 3	Total

Assets at fair value:

Separate account assets	$4,083,823	$22,676	$—	$4,106,499

Total assets at fair value	$4,083,823	$22,676	$—	$4,106,499

Total liabilities at fair value	$—	$—	$—	$—

	2019
	Level 1	Level 2	Level 3	Total

Assets at fair value:

Separate account assets	$3,594,183	$31,909	$—	$3,626,092

Total assets at fair value	$3,594,183	$31,909	$—	$3,626,092

Total liabilities at fair value	$—	$—	$—	$—

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2020 and 2019, there are no assets or liabilities measured and reported at fair value using Level 3 inputs. The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Note 6—restricted assets

The following table provides information on amounts and the nature of assets pledged to others as collateral or otherwise restricted by the Company (in thousands):

	2020
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$8,044	$—	$—	$—	$8,044	$8,112	$(68)	$—	$8,044	0.051%	0.051%

	2019
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non Admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$8,112	$—	$—	$—	$8,112	$8,174	$(62)	$—	$8,112	0.061%	0.062%

B-18	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Note 7—premiums and annuity considerations deferred and uncollected

Premium and annuity considerations deferred and uncollected at December 31 (in thousands):

	2020		2019
	Gross	Net of Loading	Gross	Net of Loading

Ordinary new business	$—	$—	$1,544	$1,595

Ordinary renewal	21,452	57,093	20,533	56,753

Total	$21,452	$57,093	$22,077	$58,348

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading of deferred premium is an amount obtained by subtracting the net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium that is due and unpaid at the reporting date. Net premium is the amounts used in the calculation of reserves.

Note 8—separate accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2020, the Company reported separate account assets and liabilities for the following products: variable life, variable annuity, fixed annuity, and group life.

The Company’s Separate Account VLI-1 (“VLI-1”) was established under New York law on May 23, 2001, for the purpose of issuing and funding flexible premium variable universal life insurance policies and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). The assets of this account are carried at fair value.

The Company’s Separate Account VLI-2 (“VLI-2”) was established under New York law on February 15, 2012, for the purpose of issuing and funding group and individual variable life insurance policies and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account VA-1 (“VA-1”) was established under New York law on July 27, 1998, for the purpose of funding individual non-qualified variable annuities and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account MVA-1 (“MVA-1”) was established on July 23, 2008, as a non-unitized Separate Account that supports flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at fair value.

The Company’s Stable Value Separate Account-3 (“SVSA-3”) was established on November 13, 2013, as a non-unitized guaranteed separate accounts that supports book value separate account agreement contracts issued to certain externally managed stable value funds. The guaranteed investment contracts (“GICs”) backed by the SVSA-3 were terminated effective February 5, 2020. The market value of the account was distributed, and the liabilities were settled. The account was subsequently closed in 2020. The assets of this account were carried at amortized cost.

SVSA accounts supported contracts issued as one of several vehicles for stable value funds. Participant withdrawals from the stable value fund were typically funded through the stable value fund’s cash buffer account which was held outside of the contract. In the event that the stable value fund’s cash buffer account was insufficient to pay participant and plan sponsor withdrawals, the sponsor of the stable value fund could have requested that the Company’s pro-rata share of such excess amounts be paid from the Company’s contract. Certain participant withdrawals requested from the Company’s contract were paid at book value and others were paid at the lesser of book value or market value. Plan Sponsor withdrawals from the stable value fund were typically paid (to the extent the fund’s cash buffer account is insufficient) at book value as long as 12 months advance notice was provided by the plan sponsor.

SVSA contracts utilized an interest crediting formula that included a guaranteed crediting rate adjusted for the market value of the separate account assets over a period reflecting the duration of such assets.

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-19

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TIAA Life VLI-1	Variable life	Section 4240 of the New York Insurance Law

TIAA Life VLI-2	Variable life	Section 4240 of the New York Insurance Law

TIAA Life VA-1	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Life MVA-1	Fixed annuity	Section 4240 of the New York Insurance Law

TIAA Life SVSA-3	Group annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law

In accordance with the provisions of the separate account products, some assets are considered legally insulated while others are not legally insulated from the general account. Legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s Separate Account assets includes both assets legally insulated and not legally insulated from the general account at December 31, as follows (in thousands):

	2020		2019
	Separate Account Assets		Separate Account Assets
Product	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated

TIAA Life VLI-1	$369,281	$—	$304,014	$—

TIAA Life VLI-2	237,305	—	204,996	—

TIAA Life VA-1	3,469,484	—	3,084,145	—

TIAA Life MVA-1	—	30,429	—	32,936

TIAA Life SVSA-3	—	—	395,982	—

Total	$4,076,070	$30,429	$3,989,137	$32,936

In accordance with the specific rules for products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

Although the Company owns the assets of these separate accounts, the separate accounts’ income, investment gains and investment losses are credited to or charged against the assets of the separate accounts without regard to the Company’s other income, gains or losses.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in thousands):

	2020
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$10	$—	$245,872	$245,882

Reserves

For accounts with assets at:

Fair value	$18,639	$—	$4,072,644	$4,091,283

Amortized cost	—	—	—	—

Total reserves	$18,639	$—	$4,072,644	$4,091,283

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$18,359	$—	$—	$18,359

At fair value	—	—	4,072,644	4,072,644

Not subject to discretionary withdrawal	280	—	—	280

Total reserves	$18,639	$—	$4,072,644	$4,091,283

B-20	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

	2019
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$1,623	$—	$371,445	$373,068

Reserves

For accounts with assets at:

Fair value	$21,367	$—	$3,587,488	$3,608,855

Amortized cost	388,268	—	—	388,268

Total reserves	$409,635	$—	$3,587,488	$3,997,123

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$21,247	$—	$—	$21,247

At fair value	388,268	—	3,587,488	3,975,756

Not subject to discretionary withdrawal	120	—	—	120

Total reserves	$409,635	$—	$3,587,488	$3,997,123

	2018
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$1,582	$—	$414,636	$416,218

Reserves

For accounts with assets at:

Fair value	$19,302	$16,557	$2,834,612	$2,870,471

Amortized cost	2,105,121	—	—	2,105,121

Total reserves	$2,124,423	$16,557	$2,834,612	$4,975,592

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$18,802	$16,557	$—	$35,359

At fair value	2,105,121	—	2,834,612	4,939,733

Not subject to discretionary withdrawal	500	—	—	500

Total reserves	$2,124,423	$16,557	$2,834,612	$4,975,592

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts (in thousands):

	2020	2019	2018

Transfers as reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$244,999	$369,654	$420,769

Transfers from separate accounts	(199,564)	(229,333)	(206,366)

Net transfers to separate accounts	45,435	140,321	214,403

Reconciling adjustments:

Fund transfer exchange gain (loss)	(649)	(108)	(69)

Transfers as reported in the Company’s Statements of Operations	$44,786	$140,213	$214,334

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-21

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 9—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense payments under the Service Agreement are made monthly by the Company to TIAA based on TIAA’s costs for providing such services. TIAA’s costs include employee benefit expenses, which are allocated based on salaries attributable to the Company. The Company also pays TIAA for investment advisory services and other administrative services for the Company’s insurance general account (the “General Account”) in accordance with an Investment Management Agreement. Further, TIAA entered into Investment Management Agreements with Teachers Advisors, LLC (“TAL”) and Nuveen Alternatives Advisors, LLC, each an indirect wholly-owned subsidiary of TIAA, appointing such affiliated advisors with authority to manage investments held within the Company’s General Account. The Company made payments to TIAA for the years ended December 31, as follows (in thousands):

	2020	2019	2018

Payments to TIAA

Operating expenses	$51,067	$117,015	$114,861

Investment expenses	12,109	11,755	14,490

Total	$63,176	$128,770	$129,351

TAL also provides investment advisory services and other administrative services for all of the Company’s insurance separate accounts, including GIC separate accounts, in accordance with an Investment Management Agreement. During 2020, the contracts backed by the SVSA-3 were terminated, resulting in lower investment advisory services from TAL.

Payments made to TAL for services for the years ended December 31, are as follows (in thousands):

	2020	2019	2018

Payments to TAL	$145	$2,251	$3,198

Nuveen Securities, LLC (“NS”), an indirect subsidiary of TIAA’s wholly owned subsidiary Nuveen, LLC, and TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, are authorized to distribute contracts for the Separate Accounts. Expenses associated with the distribution services agreement for the years ended December 31, are as follows (in thousands):

	2020	2019	2018

Payments to NS and Services	$4,329	$15,974	$16,834

Services for certain funding agreements for qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of TIAA, is the program manager, are provided to the Company by TFI pursuant to a service agreement between the Company and TFI. Payments associated with this service agreement for the years ended December 31, are as follows (in thousands):

	2020	2019	2018

Payments to TFI	$17,286	$12,880	$13,395

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that the Company will have the greater of (a) capital and surplus of $250,000 thousand, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain the Company’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of the Company with recourse to TIAA. During 2020, there were no contributions from TIAA to the Company. During 2019, TIAA contributed $220,000 thousand in capital to the Company.

The Company maintains a $100,000 thousand unsecured 364-day revolving line of credit with TIAA. This line has an expiration date of July 2, 2021. As of December 31, 2020, $30,000 thousand of this facility was maintained on a committed basis and there were no balances outstanding.

At December 31, 2020 or 2019, respectively, the Company has the following as amounts due to Parent and affiliates, which are reported in “Other liabilities” (in thousands):

	2020	2019

Amounts due to Parent and affiliates	$8,422	$22,383

B-22	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Note 10—federal income taxes

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2020 or December 31, 2019.

The components of net DTAs and DTLs at December 31, are as follows (in thousands):

	2020			2019			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

a) Gross deferred tax assets	$49,847	$3,187	$53,034	$97,920	$3,543	$101,463	$(48,073)	$(356)	$(48,429)

b) Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—

c) Adjusted gross deferred tax assets (a–b)	49,847	3,187	53,034	97,920	3,543	101,463	(48,073)	(356)	(48,429)

d) Deferred tax assets non-admitted	27,845	3,142	30,987	76,165	3,498	79,663	(48,320)	(356)	(48,676)

e) Subtotal net admitted deferred tax asset (c–d)	22,002	45	22,047	21,755	45	21,800	247	—	247

f) Deferred tax liabilities	4,214	45	4,259	4,211	45	4,256	3	—	3

g) Net admitted deferred tax assets/(net deferred tax liability) (e–f)	$17,788	$—	$17,788	$17,544	$—	$17,544	$244	$—	$244

	2020			2019			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

Admission Calculation Components SSAP No. 101 (in thousands)

a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

b) Adjusted gross DTA expected to be realized (excluding the amount of DTA from (a) above after application of the threshold limitation. (The lesser of (b)1 and (b)2 below)	17,788	—	17,788	17,544	—	17,544	244	—	244

1. Adjusted gross DTA expected to be realized following the balance sheet date	17,788	—	17,788	17,544	—	17,544	244	—	244

2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	120,149	XXX	XXX	73,949	XXX	XXX	46,200

c) Adjusted gross DTA (excluding the amount of DTA from (a) and (b) above) offset by gross DTL	4,214	45	4,259	4,211	45	4,256	3	—	3

d) DTA admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$22,002	$45	$22,047	$21,755	$45	$21,800	$247	$—	$247

	2020	2019

(a) Ratio percentage used to determine recovery period and threshold limitation amount	1,316%	892%

(b) Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in thousands)	$800,995	$492,993

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-23

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	12/31/2020		12/31/2019		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in thousands)

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage

Adjusted gross DTA	$49,847	$3,187	$97,920	$3,543	$(48,073)	$(356)

Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross DTA	$22,002	$45	$21,755	$45	$247	$—

Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

The Company does not have DTLs that are not recognized.

The Company does not use reinsurance in its tax planning strategies.

Current income taxes incurred consist of the following major components (in thousands):

	2020	2019	2018

Current Income Tax:

Federal income tax expense	$18,948	$4,899	$2,301

Foreign taxes	—	—	—

Subtotal	$18,948	$4,899	$2,301

Federal income taxes expense/(benefit) on net capital gains/(losses)	3,610	2,801	(1,214)

Other	(314)	(1,246)	63

Federal and foreign income tax expense	$22,244	$6,454	$1,150

	12/31/2020	12/31/2019	Change

Deferred Tax Assets:

Ordinary:

Policyholder reserves	$7,320	$53,451	$(46,131)

Deferred acquisition costs	41,844	42,435	(591)

Receivables—non-admitted	—	1	(1)

Other (including items < 5% of total ordinary tax assets)	683	2,033	(1,350)

Subtotal	$49,847	$97,920	$(48,073)

Non-admitted	27,845	76,165	(48,320)

Admitted ordinary deferred tax assets	$22,002	$21,755	$247

Capital:

Investments	$3,187	$3,543	$(356)

Net capital loss carry-forward	—	—	—

Subtotal	$3,187	$3,543	$(356)

Statutory valuation allowance adjustment	—	—	—

Non-admitted	3,142	3,498	(356)

Admitted capital deferred tax assets	45	45	—

Admitted deferred tax assets	$22,047	$21,800	$247

Deferred Tax Liabilities:

Ordinary:

Reserve transition adjustment	$3,398	$4,077	$(679)

Other (including items<5% of total ordinary tax liabilities)	816	134	682

Subtotal	$4,214	$4,211	$3

Capital:

Investments	45	45	—

Deferred tax liabilities	$4,259	$4,256	$3

Net Admitted Deferred Tax Assets/Liabilities	$17,788	$17,544	$244

B-24	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2020, are as follows (in thousands):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$74,017	21.00%

Dividends received deduction	(1,513)	(0.43)%

Separate Account Guaranteed Investment Contract—ordinary income & capital gains	(1,619)	(0.46)%

Amortization of interest maintenance reserve	(529)	(0.15)%

Tax-exempt interest	(74)	(0.02)%

Liability for unauthorized reinsurance	886	0.25%

Prior year true-up	(502)	(0.14)%

Nonadmitted assets and other permanent differences	10	—%

Total statutory income taxes	$70,676	20.05%

Federal and foreign income tax expense—ordinary	$18,634	5.29%

Federal and foreign income tax expense—capital	3,610	1.02%

Change in net deferred income tax charge (benefit)	48,432	13.74%

Total statutory income taxes	$70,676	20.05%

At December 31, 2020, the Company had no net operating loss (“NOL”) carry forwards or capital loss carry forwards.

Income tax, ordinary and capital available for recoupment from its parent, TIAA, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total

2018	$—	$—	$—

2019	—	2,801	2,801

2020	—	3,610	3,610

Total	$—	$6,411	$6,411

There were no deposits to suspend interest on potential underpayments reported as admitted assets under IRC Section 6603 as the Company maintains NOL carryforwards.

The Company files a consolidated federal income tax return with its Parent and its affiliates:

1) 730 Texas Forest Holdings, Inc.

2) AMC Holding, Inc.

3) Business Property Lending Inc.

4) CustomerOne Financial Network, Inc.

5) Elite Lender Services, Inc.

6) GreenWood Resources, Inc.

7) MyVest Corporation

8) ND Properties, Inc.

9) NIS/R&T, Inc.*

10) Nuveen Holdings, Inc.*

11) Nuveen Holdings 1, Inc.*

12) Nuveen Investments, Inc.*

13) Nuveen Investments Holdings, Inc.*

14) Nuveen Securities, LLC*

15) Oleum Holding Company, Inc.

16) T-C Europe Holding, Inc.

17) T-C SP, Inc.

18) Teachers Insurance and Annuity Association of America

19) Terra Land Company

20) TIAA Board of Overseers

21) TIAA-CREF Tuition Financing, Inc.

22) TIAA Commercial Finance, Inc.

23) TIAA FSB Holdings, Inc.

24) TIAA, FSB

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-25

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

25) Tygris Asset Finance, Inc.

26) Tygris Commercial Finance Group, Inc.

27) Westchester Group Asset Management, Inc.

28) Westchester Group Farm Management, Inc.

29) Westchester Group Investment Management Holding Company, Inc.

30) Westchester Group Investment Management, Inc.

31) Westchester Group Real Estate, Inc.

All consolidating companies, excluding those denoted with an asterisk (*) above, participate in a tax sharing agreement under the following criteria. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies included in this agreement are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings 1, Inc (“Nuveen”) makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

The Company’s tax years 2014 through 2016 are currently under examination by the Internal Revenue Service (“IRS”), and tax years 2017 through 2019 are open for examination.

Note 11—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151 and Actuarial Guideline 33 for all other products.

Effective January 1, 2020 variable annuity reserving follow VM-21. During 2020, the Company elected the factor based alternative method under VM-21, which is an option allowed for variable annuity writers with no living benefits, in order to simplify the reserve methodology. Prior to 2020, the Company’s policy and contract reserves on these variable annuity products were calculated under a modeled based method in accordance with Actuarial Guideline 43 (“AG43”). This change in valuation basis was recorded as an opening surplus adjustment in the amount of $4,575 thousand. Effective December 31, 2020 reserves were also subject to the NYDFS floor prescribed under NYDFS Regulation 213, Principle-Based Reserving. The final reported reserve for variable annuities is the greater of those prescribed under VM-21 and Regulation 213.

The Company also maintains excess reserves based on VM-21 and Regulation 213 at the level of $2,853 thousand as of December 31, 2020 and $217 thousand under the former AG43 as of December 31, 2019. On this basis, the Company determined that the Company’s reserves are sufficient to meet its obligations.

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves and maintains additional reserves of $0 thousand and $225,000 thousand for 2020 and 2019, respectively. The reserve change in 2020 is due to the release of the additional reserves established in 2019 as no additional reserves were required as a result of year-end 2020 asset adequacy analysis. The year end 2020 asset adequacy analysis included favorable mortality experience, growth in the guaranteed funding agreement business, which has low guaranteed crediting rates, and continued expense reductions. The reserve change in 2019 is due to additional reserves established as a result of year-end 2019 asset adequacy analysis. During 2019, the NYDFS included certain requirements for asset adequacy analysis, which included the removal of profits from reinsurance agreements from cash flow testing analysis, which were a driver of the additional reserve amounts.

B-26	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Withdrawal characteristics of individual annuity reserves and deposit-type contracts at December 31 are as follows (in thousands). For the years ended December 31, 2020 and 2019, the Company did not have any Group Annuity reserves.

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$18,359	$—	$18,359	0.5%

At fair value	—	—	3,420,428	3,420,428	73.9%

Total with market value adjustment or at fair value	$—	$18,359	$3,420,428	$3,438,787	74.4%

At book value without adjustment (minimal or no charge or adjustment)	1,074,748	—	—	1,074,748	23.2%

Not subject to discretionary withdrawal	112,476	—	—	112,476	2.4%

Total (direct + assumed)	$1,187,224	$18,359	$3,420,428	$4,626,011	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,187,224	$18,359	$3,420,428	$4,626,011

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$21,247	$—	$21,247	0.5%

At fair value	—	—	3,050,821	3,050,821	70.9%

Total with market value adjustment or at fair value	$—	$21,247	$3,050,821	$3,072,068	71.4%

At book value without adjustment (minimal or no charge or adjustment)	1,126,620	—	—	1,126,620	26.1%

Not subject to discretionary withdrawal	105,769	—	—	105,769	2.5%

Total (direct + assumed)	$1,232,389	$21,247	$3,050,821	$4,304,457	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,232,389	$21,247	$3,050,821	$4,304,457

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$50,503	$50,503	0.7%

At book value without adjustment (minimal or no charge or adjustment)	6,830,548	—	—	6,830,548	97.4%

Not subject to discretionary withdrawal	130,883	—	—	130,883	1.9%

Total (direct + assumed)	$6,961,431	$—	$50,503	$7,011,934	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$6,961,431	$—	$50,503	$7,011,934

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-27

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$388,268	$33,452	$421,720	8.5%

At book value without adjustment (minimal or no charge or adjustment)	4,424,330	—	—	4,424,330	89.1%

Not subject to discretionary withdrawal	117,088	—	—	117,088	2.4%

Total (direct + assumed)	$4,541,418	$388,268	$33,452	$4,963,138	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$4,541,418	$388,268	$33,452	$4,963,138

The following tables provide the life actuarial reserves by withdrawal characteristics for the years ended December 31, (in thousands):

	2020
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$1,994,484	$1,994,587	$2,008,324

Variable Universal Life	354,108	349,831	361,185

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	636,514

Disability—Active Lives	—	—	11,637

Disability—Disabled Lives	—	—	1,832

Miscellaneous Reserves	—	—	26,484

Total (direct + assumed)	$2,348,592	$2,344,418	$3,045,976

Reinsurance Ceded	—	—	485,319

Total (net)	$2,348,592	$2,344,418	$2,560,657

	2019
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$1,936,539	$1,936,619	$1,947,429

Variable Universal Life	343,668	338,470	350,628

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	625,381

Disability—Active Lives	—	—	10,980

Disability—Disabled Lives	—	—	1,746

Miscellaneous Reserves	—	—	250,812

Total (direct + assumed)	$2,280,207	$2,275,089	$3,186,976

Reinsurance Ceded	—	—	486,781

Total (net)	$2,280,207	$2,275,089	$2,700,195

B-28	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

	2020
	Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Variable Universal Life	$606,752	$601,713	$601,722

Reinsurance Ceded	—	—	—

Total (net)	$606,752	$601,713	$601,722

	2019
	Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Variable Universal Life	$509,114	$503,216	$503,216

Reinsurance Ceded	—	—	—

Total (net)	$509,114	$503,216	$503,216

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table, 2001 CSO Table, or 2017 CSO Table and interest rates of 3.5% through 4.5%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at 4%.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of reserves. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company has no policies where the surrender values were in excess of the legally computed reserves as of December 31, 2020 or 2019. The Company has $42,700,019 thousand and $44,684,134 thousand of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2020 and 2019, respectively. Premium deficiency reserves related to the above insurance total $10,263 thousand and $10,648 thousand at December 31, 2020 and 2019, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

Note 12—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations within “Insurance and annuity premiums and other considerations” are as follows (in thousands):

	Years Ended December 31,
	2020	2019	2018

Direct premiums	$461,858	$730,552	$801,098

Ceded premiums	(92,444)	(103,459)	(108,663)

Net premiums	$369,414	$627,093	$692,435

The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2020	2019	2018

Reinsurance ceded:

Insurance and annuity premiums and other considerations	$92,444	$103,459	$108,663

Policy and contract benefits	65,063	55,040	51,237

Increase in policy and contract reserves	4,310	14,788	5,395

Reserves for life and health, annuities and deposit-type contracts	622,996	617,187	599,519

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-29

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 13—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus (deficit) increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2020	2019	2018

Change in net unrealized capital gains (losses)	$—	$—	$(202)

Change in reserve on account of change in valuation basis	(4,574)	—	—

Change in asset valuation reserve	(3,321)	(195)	(5,570)

Change in net deferred federal income tax	(48,432)	49,276	4,947

Change in non-admitted assets	49,926	(47,648)	(5,499)

Change in liability for reinsurance of unauthorized companies	4,217	(1,575)	10,648

Change in surplus of separate accounts	(1,089)	(2,422)	(349)

As of December 31, 2020 and 2019, there was no portion of unassigned surplus (deficit) represented by cumulative net unrealized gains and losses, gross of deferred taxes.

The Company received no additional paid-in capital contributions for the year ended December 31, 2020. The Company received additional paid-in capital contributions from TIAA of $220,000 thousand and $100,000 thousand for the years ended December 31, 2019 and 2018, respectively.

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the NYIL, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company did not pay dividends to its shareholder for the years ended December 31, 2020 and 2019.

Note 14—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC and federal governmental authorities. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 15—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 11, 2021, the date the financial statements were available to be issued.

B-30	Statement of Additional Information ∎ TC Life Insurance Company Financials